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PURCHASE AND SALE AGREEMENT

Synopsis: Building 2 – San Antonio Business Park

This Purchase and Sale Agreement (the "PSA") dated as of the 15th day of November 2017 (the "Effective Date"), is entered by and between:

(i) **BELEN BUSINESS CENTER CR, S.A.**, a company organized and existing under the laws of the Republic of Costa Rica, bearer of the corporate ID number 3-101-644182, represented by **Jack Liberman Ginsburg**, of legal age, bearer of the ID number 8-0031-0074, acting as PRESIDENT, and **Alfredo Volio Guerrero**, of legal age, bearer of the ID number 1-1239-0795, with unlimited full power of attorney acting jointly with the President, legal representation duly recorded in the Mercantile Section of the National Registry under the given corporate identification card number and the book 2017, entry 6188, consecutive 1, sequent 3, as showed in Exhibit A, herein "BBC"; and

(ii) **ALIGN TECHNOLOGY DE COSTA RICA, S.R.L.**, a company organized and existing under the laws of the Republic of Costa Rica, bearer of the corporate ID number 3-102-306047, represented by **Anamaría Castillo Moncaleano**, Colombian citizen, of legal age, bearer of the Costa Rican residency number 117000176903, acting with full power of attorney and legal representation duly recorded in the Mercantile Section of the National Registry under the given corporate identification card number and the book number 2015, entry 275265, consecutive 1, sequence 2, as showed in Exhibit B, herein "Align".

BBC and Align shall be jointly referred as the "Parties", and individually as "Party".

WHEREAS

1. BBC is the owner of the property recorded in the National Registry, Province of Heredia, property number 231301-000, located in La Ribera, Belen, Heredia, which measures 27,000.00 sq. m., and is described in the survey map number H-1516012-2011, herein the "Property".

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2. BBC is currently developing a class A office center in the Property, as described in Exhibit C, known as *San Antonio Business Park or SABP* (herein the "Project"); development that will be subject to the condominium regimen, and, so, will be affected by a series of restrictions pursuant to the Condominium Regulatory Act Number 7933 ("Condominium Act") and the future condominium covenants, conditions and restrictions ("Condominium CC&Rs).

3. The deed transforming the Property to the condominium regimen has been filed before the National Registry under the book 2017, entry 593043, and is pending registration.

4. The Project is under the free trade zone regimen ("FTZ") in accordance with the Free Trade Zone Regime Act Number 7210 ("Free Trade Zone Act") and executive resolution issued by the Ministry of Foreign Trade on December 22, 2015, number 644-2015 in favor of BBC, as FTZ park administrator ("BBC FTZ"). Nonetheless, this area has not been approved by Customs as of this date.

5. BBC is developing the Project in 4 stages, consisting of 4 Class A buildings, as described in Exhibit C.

6. Align is a global medical device company with industry-leading innovative products and currently operates under the FTZ in accordance with the Free Trade Zone Act and executive resolution issued by the Ministry of Foreign Trade on May 04th, 2009, number 291-2009, as amended from time to time, as a service company ("Align´s FTZ").

7. Align is interested in purchasing the private area of Building 2 of the Project, which shall be a C&S Leed Certified building, located in front of the street, and have the exclusive right to use the exclusive common areas of Building 2, as defined in the Condominium CC&Rs, to install and operate administrative and services offices as permitted in Align´s FTZ, and intends to move its main offices to such Building 2 as a duly approved FTZ area.

NOW, THEREFORE, in consideration of the mutual considerations and agreements herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties have agreed to execute this PSA, which shall be governed by the Commercial and Civil Code of Costa Rica, and specially by the clauses set forth herein:

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AGREEMENT

First: Building 2. Building 2 shall mean an area of approximate 10,514 sq. m. comprised of 44 condominium units within floors one to six (property numbers to be assigned once the Project is subject to the Condominium Regimen but which numbers within the Condominium surveys correspond to condominium units number FF-CO-211, FF-CO-212, FF-CO-213, FF-CO-214, FF-CO-215, FF-CO-216, FF-CO-221, FF-CO-222, FF-CO-223, FF-CO-224, FF-CO-225, FF-CO-226, FF-CO-231, FF-CO-232, FF-CO-233, FF-CO-234, FF-CO-235, FF-CO-236, FF-CO-237, FF-CO-238, FF-CO-241, FF-CO-242, FF-CO-243, FF-CO-244, FF-CO-245, FF-CO-246, FF-CO-247, FF-CO-248, FF-CO-251, FF-CO-252, FF-CO-253, FF-CO-254, FF-CO-255, FF-CO-256, FF-CO-257, FF-CO-258, FF-CO-261, FF-CO-262, FF-CO-263, FF-CO-264, FF-CO-265, FF-CO-266, FF-CO-267, y FF-CO-268), with an aggregate approximate measurement of 9,311.23 sq. m. ("Condominium Units") and all restrictive common areas within Building 2 and related common areas improvements as described in the exhibits of this PSA, except for bathrooms and lobbies as per Section Three. Within the common areas of Building 2 there are exclusive or restrictive common areas, which shall be defined as the exclusive common areas of Building 2 in the Condominium CC&Rs (herein the "Exclusive Common Areas"), of approximate 1,202.77 sq. m., herein "Building 2". The single tenant floor plans of Building 2 are included as Exhibit D.

The indicated areas, include only the approximate area of the Condominium Units and the Exclusive Common Areas.

Building 2 excludes the common areas located therein that are referred to as electromechanical pipelines, emergency stairs, vertical interventions, and elevators, as well, as any other area that is not being designated as Exclusive Common Areas in the Condominium declaration or the Condominium CC&Rs, and that are located within Building 2. Nonetheless, no other condominium owner shall have access to Building 2 and BBC shall deliver Building 2 including all such common areas.

Second: Purchase and Sale of Building 2. Align hereby agrees to purchase Building 2 from BBC, and BBC agrees to sell Building 2 to Align for the Purchase Price (as defined below), subject to the terms and conditions contained in this PSA.

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The properties being transferred at Closing (as defined below) shall be the Condominium Units, and, so, the Purchase Price shall be distributed proportionally among the Condominium Units.

The sale of Building 2 to Align shall consist of: (i) transfer of title and ownership over the Condominium Units, (ii) transfer of an undivided interest in the Project common elements of the Condominium, (iii) exclusive use of all Exclusive Common Areas duly approved by the Condominium Owners Assembly, and (v) exclusive use of 421 vehicle parking spaces, that shall be duly approved by the Condominium Owners Assembly. If the vehicle parking spaces are used to park motorcycles, at Align´s sole discretion, the ratio at all times shall be 4:1. The exclusive use of the Exclusive Common Areas shall be duly established in the Condominium CC&Rs and such Condominium CC&Rs shall include a provision by virtue of which the rights granted to any condominium owner to exclusively use of any common areas may only be revoked or modified upon the majority vote of the condominium owners and such majority vote shall include the affirmative vote of the condominium owner whose right is being modified or revoked. Eighty (80) vehicle parking spaces shall be located within the basements of Building 2 and Building 3 (62 in Building 2 and 18 in Building 3), fully assigned to Align (the condominium units in which these parking spaces are located could be at Closing transferred to Align, at BBC's sole discretion, but, in the event such parking spaces are not transferred to Align, the transfer public deed shall include an "off the record" section expressly including Align´s perpetual and non-onerous right to use such parking spaces); fifty (50) vehicle parking spaces shall be located within the plaza next to Building 2 and, none of such parking spaces shall include visitors' parking spaces or disabled parking spaces required by law. The other vehicle parking spaces shall be located on the parking building located within the Project. In the event the location of the vehicle parking spaces is not available, totally or partially, on the Closing due to the development and construction of the other buildings within the Project, BBC shall ensure that Align has access to 421 vehicle parking within the Project spaces at all times. The location of any temporary spaces shall be assigned by BBC in the parking building or in Building 3 location and approved by Align prior to the termination of the Due Diligence Period.

Parties agree that if Align requires additional parking spaces within the Project ("Additional Parking Spaces"), they can be leased from BBC, subject to availability, at a monthly rate per parking space. The monthly rate per parking space shall be defined by the fair market monthly rate for parking spaces in buildings or projects in the same category as the Project (A and/or A+ buildings), but at no time could be less than $100.00 Dollars, currency of the United States of America ("Dollars"), per parking space per

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month (the "Lease Rate"). The Lease Rate for the Additional Parking Spaces shall have a 3% yearly escalation/increase; however, in no event the monthly Lease Rate shall exceed (i) $150.00 Dollars per space or (ii) the rate granted to any other tenant or occupant of the Project by BBC (the "Maximum Lease Rate"). The Maximum Lease Rate shall be applicable for a term of 10 years, after such term the Lease Rate shall be defined to the fair market monthly rate for parking spaces in buildings or projects in the same category as the Project (A and/or A+ buildings).

Align acknowledges and accepts that Building 2 is under construction and, therefore, the indicated measurements for the Condominium Units and the Exclusive Common Areas may vary. The Purchase Price shall not vary if (i) the total area is increased and (ii) if the total area is reduced in 2% or less. Prior to Closing (as defined herein) and once construction of Building 2 finishes, BBC shall deliver to Align a copy of the topographical surveys of Building 2 indicating the resulting measurement of the private area of the Condominium Units and the Exclusive Common Areas ("Maps"). In the event that the total measurement of Building 2 (comprised by the private area of the Condominium Units plus the Exclusive Common Areas measurements) is reduced in more than 2%, the Purchase Price (as defined below) shall be adjusted using the following formula: $2,435.00 Dollars per sq. m., the "Adjusted Purchase Price". The communication by which BBC sends copy of the Maps to Align shall include the indication of the resulting Adjusted Purchase Price (if applicable). The standard to be used for the measurement of Building 2 is BOMA. Align shall have the right, at its sole cost and expense, to perform measurements to Building 2; in the event the final measurement performed by Align, following the BOMA standard, does not match the final measurement in the Maps, the Parties agree to appoint a third party to verify the final measurement following the BOMA standard. BBC shall appoint ICICOR, COCOSA, provided (i) none of these companies have been hired by BBC or its affiliates in direct connection to the Project and (ii) none of these companies have been hired by the parties or its affiliates on a recurrent basis during the past 12 months, or any other third party as agreed between the Parties (the "Third Party") to proceed with the third measurement, which shall prevail for purposes of establishing the Adjusted Purchase Price. The Third Party shall have 10 business days following the notice by BBC to proceed with the measurement. All costs and fees related with the Third Party shall be borne equally between the Parties.

Align acknowledges and accepts that the Condominium Units shall be transferred with the easements recorded at the book 322, entry 14575; book 393, entry 12557; book 449, entry 07885; book 449, entry

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12687; book 555, entry 15026; and any other easements required for the common services of the Project (included, but not limited to, telecommunications, potable water, rainy water, among others) and required by government authorities or institutions to subject the Property to the Condominium Regimen. Nonetheless, BBC represents that such easements in no way affect the proper usage of Building 2.

Third: Purchase Price. The purchase price of the Building 2 is the sum of **TWENTY-FIVE MILLION SIX HUNDRED AND ONE THOUSAND FIVE HUNDRED AND NINETY DOLLARS ($25,601,590.00)** (the "Purchase Price"). The Purchase Price shall be paid in installments in accordance with the following schedule and following the wire transfer instructions indicated in Exhibit I:

(a) First Payment: $5,120,318.00 Dollars, shall be paid by Align within 3 business days following the Effective Date. The First Payment shall be fully refundable during the Due Diligence Period (as defined herein).
(b) Second Payment: $1,700,000.00, shall be paid by Align within the first 3 business days of December 2017 but such payment shall be subject to the progress of the earthworks as per the Master Schedule.
(c) Third Payment: $2,500,000.00, shall be paid by Align within the first 3 business days of January 2018 but such payment shall be subject to the start of the foundations of Building 2.
(d) Fourth Payment: $1,800,000.00, shall be paid by Align within the first 3 business days of February 2018 but such payment shall be subject to the start of the first-floor construction of Building 2.
(e) Fifth Payment: $2,400,000.00, shall be paid by Align within the first 3 business days of March 2018 but such payment shall be subject to the start of the second-floor construction of Building 2.
(f) Sixth Payment: $2,000,000.00, shall be paid by Align within the first 3 business days of April 2018 but such payment shall be subject to the start of the third-floor construction of Building 2.
(g) Seventh Payment: $2,000,000.00, shall be paid by Align within the first 3 business days of May 2018 but such payment shall be subject to the start of the fifth-floor construction of Building 2.
(h) Eight Payment: $2,400,000.00, shall be paid by Align within the first 3 business days of June 2018 but such payment shall be subject to the start of the roof structure of Building 2.

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(i) Ninth Payment: $1,800,000.00, shall be paid by Align within the first 3 business days of July 2018 but such payment shall be subject to the completion of the Early Access to levels 3 and 4 on June 15, 2018 for the start of the Align's preliminary preparation work for the improvements.

(j) Tenth Payment: $1,321,113.00, shall be paid by Align within 3 business days following: Align's confirmation of Substantial Completion within the Inspection Period or the termination of the Inspection Period. If the Substantial Completion is not accepted by Align within the Inspection Period, BBC shall appoint any of the Third Party to issue criteria determining if Building 2 is in Substantial Completion or not in accordance with this PSA. The Third Party shall have 15 business days following the notice by BBC to proceed with the inspection. All costs and fees related with the Third Party shall be borne equally between the Parties. If the Substantial Completion is rejected by Align within the thirty (30) calendar days indicated, the tenth payment shall be suspended until the Substantial Completion is determined by the Third Party. Third Party's approval or rejection of the Substantial Completion of Building 2 shall be notified to the Parties, and, (i) in the event of approval the Tenth payment shall be made by Align within the following five (5) business days or (ii) in the event of rejection, BBC shall finalize the pending items and begin the process of Substantial Completion Notice upon such finalization.

(k) Final Payment: $2,560,159.00 shall be paid by Align at Closing.

All payments above mentioned are subject to BBC's compliance of the work schedule herein; in the event of any delays, Align´s payment shall be delayed accordingly.

WBS	Task	Beginning	Conclusion
1	SAN ANTONIO BUSINESS PARK	1/11/2017	28/9/2018
1.1	START	1/11/2017	1/9/2018
1.2	EARTH WORK	1/11/2017	12/23/2017
1.3	INFRASTRUCTURE WORKS 1	5/4/2018	3/10/2018
1.4	FOUNDATION CONSTRUCTION	2/1/2018	5/3/2018
1.5	BASEMENT	2/1/2018	15/06/2018
1.6	GRAY WORK FIRST FLOOR	15/1/2018	25/04/2018
1.8	GRAY WORK SECOND FLOOR	9/3/2018	17/05/2018

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1.9	GRAY WORK THIRD FLOOR	29/03/2018	15/6/2018
2	GRAY WORK FOURTH FLOOR	17/04/2018	15/06/2018
2.1	GRAY WORK FIFTH FLOOR	4/5/2018	12/7/2018
2.2	WATER TIGHT (THIRD AND FOURTH FLOOR)	31/07/2018	15/06/2018
2.3	ROOF STRUCTURE	23/05/2018	2/8/2018
2.4	WINDOWS	20/11/2017	14/9/2018
2.6	INTERNAL FINISHES	17/04/2018	28/9/2018
2.7	PROJECT CONCLUSION	1/11/2017	28/9/2018

To guarantee the completion of Building 2, BBC shall issue a promissory note with the guaranty of Portafolio Inmobiliario, S.A. in favor of Align concomitant to each payment made by Align and for the same amount in the form of Exhibit H (the "Promissory Notes"). The Promissory Notes shall not accrue any interest and shall be due on November 30, 2018. Once the Substantial Completion Notice has been delivered to Align, and the process indicated in section **seventh** has been followed, all Promissory Notes, reflecting all cash advances, shall be returned to BBC in order for BBC to proceed with the Closing. In order for a Promissory Note to be enforceable against BBC, is subject to BBC's defaults to deliver Building 2 at Closing, in accordance with this PSA. All Promissory Notes can only be enforceable by Align's legal representatives. Align shall be responsible to keep and maintain safe all the Promissory Notes and avoid the loss or endorsement of any of the Promissory Notes; therefore, Align shall responsible for any loss or improper endorsement.

Parties agree to discount from the Purchase Price an amount of $371,855.00 Dollars, as Align shall take the responsibility to remodel the bathrooms and lobbies of Building 2. The discount shall be applicable to the Final Payment.

All stamp taxes and other closing costs shall be split equally between the Parties, except that each Party shall pay its corresponding attorney's fees, incurred by in negotiating this PSA. The transfer deed of the corresponding Condominium Units comprising Building 2 shall be granted in co-notary (one notary appointed by Align and one notary appointed by BBC and each party shall pay the fees of the notary it appointed). All bank commissions shall be bear solely by Align. As a result of the FTZ benefits that both Align and BBC enjoy, the property transfer tax will not be applicable; nonetheless, in the event any party

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losses such benefit, payment of the applicable property transfer tax shall be paid exclusively by such party.

All sums set forth in this PSA shall be paid in Dollars and no adjustment to such amounts shall be made in the event that such amounts, as measured in Costa Rican currency, fluctuates due to changes in currency exchange rates or any other reasons.

Fourth: Due Diligence Period. Align shall have until midnight (Costa Rican time) of December 15th, 2017 to make studies and investigations as deemed necessary, including the verification of the physical condition of the Property (the "Due Diligence Period"). Align's purchase of Building 2 is contingent upon Align's approval of Building 2 and its title, in Align's sole and absolute discretion, on or before the expiration of the Due Diligence Period. Within the Due Diligence Period, Align is entitled to unilaterally terminate the PSA by sending notice to BBC, and request the reimbursement of all sums paid to BBC, and, thus, BBC shall be released from this PSA.

In the Due Diligence Period, BBC shall provide Align with the following documentation:

(a) Certification of the Property issued by the National Registry.
(b) Account statement from the Municipality.
(c) Utilities payment status and availability.
(d) Construction plans of Building 2 duly filed before APC system and any authorization obtained by that time.
(e) Copy of the Condominium incorporation public deed.
(f) BBC FTZ Executive Resolution and amendments, if any, and Customs final approval of Building 2 (if obtained during the Due Diligence Period, otherwise, this approval shall be delivered prior to Closing).
(g) Any other document as reasonably requested by Align's legal counsel. Provided, however, that BBC shall not be obligated to disclose information that is subject to existing non-disclosure obligations.

All the information detailed herein shall be provided as soon as possible but no later than November 30th, 2017; any delays upon this date shall automatically extend the Due Diligence Period on the same days as delayed by BBC. During the Due Diligence Period and until Closing or termination of this PSA,

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Align and its agents, employees and contractors shall be permitted to enter the Property to perform studies and examinations as Align may deemed necessary to determine the sustainability of the Building 2 to Align's purposes and the physical, environmental and legal condition of the Property, following the procedure and terms establish in clause **sixth** of this PSA. All due diligence activities shall be borne solely by Align.

In the event that any due diligence activities cause a physical disturbance to the Project, Align, at its sole expense, shall promptly restore the Project to its pre-due diligence activities condition. Align shall indemnify BBC for any loss, cost or damage incurred or suffered as a result of any entry on the Project or Building 2 by Align, its affiliated companies, agents, directors, employees or contractors.

After the expiration of the Due Diligence Period, if Align terminates the PSA for any reason other than BBC's default under this PSA, Align shall forfeit a portion of the First Payment equal to 10% of the Purchase Price as sole compensation to BBC for Align's termination, Align shall return any Promissory Notes issued by BBC, BBC shall reimburse all other sums to Align plus a 1.8% annual interest, and the Parties shall be released from the PSA. BBC shall disburse the funds within 10 business days following the early termination by Align. The disbursement of funds and the return of the issued Promissory Notes shall be made at the same moment.

If Align fails to deliver notice of its approval of the due diligence on or before the expiration of the Due Diligence Period, then this PSA shall be deemed terminated, all payments made to BBC shall be reimbursed to Align plus a 1.8% annual interest, Align shall deliver to BBC all Promissory Notes issued by BBC, and Parties shall be released from this PSA.

Fifth: Construction of Building 2. Align acknowledges that it has reviewed and approved the floor plans, attached hereto as Exhibit D, as well as the designs and building specifications for the Building 2, all of which are detailed and attached hereto as Exhibit E (the "Building Specs"), prior to the execution of this PSA. The floor plans and the Building Specs shall collectively be referred to as the "Final Designs". Align acknowledges and agrees that any changes requested to the Final Designs may result in an increased Purchase Price and that it could impact the proposed date for delivery of the Building 2 under this PSA. Align shall be the sole responsible to remodel Building 2, as it deems necessary, after the Closing for its operation, following the regulations established in the Condominium CC&Rs. BBC accepts that, upon

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Closing, Align shall construct a full-service kitchen in Building 2 for its employees' use; for such purposes, the Parties shall work together to identify an appropriate temporary loading dock that will be located near Building 2, and, if necessary, a freight elevator for such kitchen, but the location and design shall be approved previously by BBC or the Condominium (as applicable). Additionally, the Project will have a permanent loading dock (located between Building 2 and 3).

BBC shall use its best efforts to construct and complete Building 2 following the construction schedule attached hereto as Exhibit F on or before October 30, 2018 ("Building Completion Date") and in substantial compliance with the Final Design. The Building Completion Date may be extended in the event that the construction and completion of the Building is delayed for any reasons beyond BBC's control, due to Acts of God, Force Majeure and/or acts or omissions attributable to Align, its directors, agents, personnel and contractors, including, but not limited to, flood, drought, storm, fire, explosion, labor strikes, civil unrest, insurrection, government action, or other causes not attributable to BBC, then BBC may extend the Building Completion Date by the time lost due to such delays. Align hereby accepts the uncertainty of the Building Completion Date and waives any and all claims against BBC as a result of BBC's inability to complete Building 2 by the Building Completion Date for reasons beyond BBC's control. Reasons beyond BBC's control shall include any delays due or caused by institutional processes that must be carried out for the construction of Building 2 provided that BBC followed the processes diligently.

In the event of a delay in the Building Completion Date and/or Closing attributable to BBC, BBC will be granted a thirty (30) day grace period and upon expiration of such grace period:

(i) If the delay in the Building Completion Date and/or Closing is related to the construction of Building 2, Align shall be entitled to a credit of $25,601.59. Dollars for each day of delay up to a maximum amount of $1,280,079.50 (the "Construction Fine") applicable to the Purchase Price. Such amount shall be proportional to the days or weeks of delays, if any. Nonetheless, a delay in the Building Completion that implies a delay in Closing for more than sixty (60) days shall be considered a BBC's default under section **twelfth** of this PSA.

(ii) If the delay in the Building Completion Date and/or Closing is related to processes before institutions or authorities, provided BBC has acted diligently in all such processes, Align shall be entitled to a credit of $32,488.26 dollars for each month of delay (the "Cam Fine") applicable to

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the monthly CAM Fee. BBC, as goodwill and in order to prevent this delay, will appoint a specific person or committee to make sure that the permitting of the construction does not delay the Closing. Notwithstanding, a delay in the processes before institutions or authorities that implies a delay in Closing for more than sixty (60) days shall give Align the possibility to terminate unilaterally the PSA and request the reimbursement of all sums paid to BBC plus a 1.8% annual interest, as the sole indemnity. In such event, Align shall return to BBC all Promissory Notes issued in accordance with this PSA and Parties shall be released from the PSA and no further obligation shall remain between the Parties. This delay shall not be considered BBC's default under section **twelfth** of this PSA.

Align acknowledges that (1) all brochures, illustrations, advertising and marketing materials, displays, plans or any other materials showing or depicting the Project or (2) fixtures, furnishings and interior designs shown in such materials or in the sales models or any other representation of Building 2 or the Project are for illustration only and shall not be an agreement between the Parties to either complete Building 2 or the Project, in accordance with any of such materials or documents unless specifically agreed to in writing by the Parties, except for all Exhibits attached herewith.

The projected square meters, location and configuration of Building 2, the Exclusive Common Areas and, if applicable, the common areas of the Project and all improvements comprising the Building 2 and the Project, may vary from that shown in the Master Plan and/or Floor Plan or any other materials or documents based on BBC's placement of all such final improvements, except as indicated in all exhibits herewith, which are mandatory including, without limitation: (i) the location, size, height and composition of underground utilities, roads, sidewalks, driveways, walls, fences, or other improvements constituting common area and/or common area improvements to be constructed on or adjacent to the Building 2, or (ii) the location, size, height, or any improvements located or to be located in the common areas. Provided, however, that such variations shall not, in any manner, affect the proper usage of Building 2.

BBC reserves the right, at BBC's sole discretion, to substitute the type and location of building materials and other items in the Building 2 and Project with material and items of comparable quality and functionality to that shown in the Final Designs and all exhibits herewith. Any such substitutions shall be made at no additional cost to Align and may include, without limitation, electrical outlets and switches,

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doors and windows, wall surfaces, finishes, and floor coverings. Provided, however, that such variations shall not, in any manner, affect the proper usage of Building 2 and, provided further, that any saving in the total cost of Building 2 shall be split between the Parties, and, therefore, Align shall get a credit on the Purchase Price equivalent to 50% of such saving.

Align acknowledges and accepts that the Project is being developed in phases and, therefore, acknowledges and accepts that while Align is operating, BBC may continue the construction process of the Project. In such event, BBC shall (i) take reasonable and customary preventive measures to avoid disturbance to Align's operation (e.g. controlling dust, limiting noises to non-working hours, among others), (ii) provide Align and Align's employees, agents and contractors with safe and secure 24/7 access to the Building 2 and its corresponding vehicle parking spaces and common areas, and (iii) provide separate access to the construction site for the construction personnel, equipment and materials.

Sixth: Entry Prior to Closing. Align acknowledges that control, direction and supervision of all construction personnel at the construction site will lie exclusively with BBC and that Align may not issue any instructions to, request construction modifications from, or otherwise interfere with, construction personnel. However, Align shall be allowed to monitor and inspect the construction of Building 2 at any time and shall have the right, but not the obligation, to access to Building 2 limited to the preliminary preparation works, that is, start the applicable designing and permitting processes for improvements to be performed after Closing, prior written notice to BBC with 3 business days in advance, during the hours set by BBC, and with the presence at all times of BBC or an authorized representative, following the terms established herein. Align acknowledges and accepts that if the inspections materially interfere or disrupt the construction process and causes a delay, BBC shall be released from any responsibility in connection to such interference or disruption and the Building Completion Date and/or Closing could be delayed but not more than the equivalent to the delay caused by such interference or disruption.

Any entry on the Project or the Building 2 by Align during construction and prior to the Closing, shall be at Align's own risk, except for negligence or willful misconduct attributable to BBC, its personnel, contractors or representatives, and Align agrees to indemnify, defend and hold BBC, its agents, contractors, officers, directors, shareholders, partners and employees, harmless from and against all

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claims, demands, liabilities and expenses arising out of or in connection with any personal injury, death or property damage to Align, Align's invitees, employees, agents, contractors, consultants, and guests, BBC, BBC's representatives, or any other individual or entity as a result of any such entry. Align understands that in order to permit the work to progress in orderly fashion, no interference with construction work on the Project or Building 2 shall be permitted. Additionally, no work of any kind may be contracted for or performed by Align or Align's agents on the Building 2 prior to Closing, except as agreed herein, which is limited to the preliminary preparation work, but in no way this preliminary preparation works may cause delays in the construction of Building 2, the Project or the Closing. Align agrees, as an express condition of entering the Project or the Building 2 during the course of construction and before the Closing, that Align shall, on behalf of Align and all agents, consultants, contractors, guests or other third parties given permission to enter the Project or the Building 2 to strictly adhere to and abide by all of occupational, construction and safety rules of BBC or the construction firm, with the understanding that the individual will enter the Project or Building 2 at its own account and risk, for this reason Align agrees to and shall indemnify, defend and hold harmless BBC, and its contractors, employees, directors and agents against any claims, demands, loss, damages, liability, or other expense that they may suffer or incur as a result of the such individual entering the Project or Building 2 during the construction.

Seventh: Inspection and Punch List. Align or an authorized representative shall be entitled to a Building Commissioning of the Building 2 upon receipt of notice of the Substantial Completion Notice, understood as the process of verifying on site applicable subsystems' ability to meet Align's physical and functional requirements pursuant to this PSA and its Exhibits. The "Substantial Completion Notice" of Building 2 shall mean the completion of Building 2 as described in Exhibit E in more than 95% and that none of the pending issues or items imply any delays for additional constructions and improvements, and, so, the only pending matters or items shall be considered as part of the Punch List. Substantial Completion shall be completed by BBC no later than September 28, 2018, except if extended due to a justified cause, by mutual agreement of the Parties or as indicated in clause **fifth** of this PSA. The Building Commissioning shall be scheduled at a mutually convenient time to BBC and Align, provided, however, that the inspection shall take place at the latest during the 30 calendar days following receipt by Align of the Substantial Completion Notice (the "Inspection Period"). During this process, the Parties shall prepare a written itemized list to be signed by the Parties identifying conditions which the Parties agree are to be completed by BBC within a reasonable period of time (the "Punch List"). If the items

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included in the Punch List have not been addressed by BBC prior to the Closing, BBC and Align will agree on an amount to be kept in an escrow account with an Escrow Agent (the "Holdback Deposit") to be disbursed to BBC upon completion of the Punch List within the agreed term or to Align in the event BBC fails to complete the Punch List on the agreed term due to reasons attributable to BBC. Parties agree to appoint **STCR (COSTA RICA) TRUST AND ESCROW COMPANY LIMITED, S.A.** ("Escrow Agent") as escrow agent. In the event of partial completion, such amount shall be disbursed proportionally. If the Punch List is not completed due to just cause or reasons indicated in section **fifth** of this PSA, the agreed term shall be extended. Notwithstanding the above, the Holdback Deposit shall be proportional to the pending Punch List items and at no time shall exceed 5% of the Purchase Price.

Align's failure for any reason to inspect Building 2 as expressly provided above, or during the Inspection Period, shall be deemed as a waiver of such inspection right by Align and acceptance of the condition of Building 2, and shall trigger the obligation of Align to proceed with Closing.

Eight: CC&Rs and Signage. Building 2 will be part of a statutory condominium pursuant to the Condominium Act. Therefore, Align acknowledges and undertakes to abide and comply that the Project and Building 2 are subject to and governed by the Condominium Act and the CC&Rs. Align has received and reviewed a full and complete copy of the CC&Rs, and Align agrees to be bound by the Condominium Act and the CC&R's, and recognizes that such CC&Rs will be substantially the same as those reviewed as they may be modified prior to Closing, but such modifications shall not affect Align's rights under this PSA. The Condominium Act and the CC&R's are applicable to each and every owner of the Project, and must be undertaken, complied with and observed by all condominium unit owners, specifically regarding the condominium maintenance quota.

After Closing, as part of the Condominium, Align shall be the sole responsible to pay all maintenance quota for the Exclusive Common Area and the corresponding maintenance quota due to the purchase of the Condominium Units ("CAM Fee"). The current CAM Fee is calculated in $3.09 Dollars per sq. m. per month, so, taking that Building 2 is comprised of 10,514 sq. m., the total monthly paid to be paid by Align shall be $32,488.26 Dollars. The CAM Fee shall be adjusted if the measurement of Building 2 varies. The CAM Fee will be increased or decreased by the Condominium Owners Assembly, based upon yearly operational budget review, and such increase shall be binding to Align.

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After Closing, Align shall be authorized to install signs in the following places:

- Monument (if available): Pursuant to this PSA, Align shall have the second right to select the place/location in the monument built by the Project to install its signage. For the avoidance of doubt, the first right to select belongs to Align, pursuant to the purchase agreement of building 1 of the Project and such areas may be joined for a larger sign (if available).
- Building 1 South Façade: the building south façade permits the installation of 5 signs with the same size. Pursuant to this PSA, Align shall have the second right to select the space in the corresponding assigned location to install its signage. For the avoidance of doubt, the first right to select belongs to Align, pursuant to the purchase agreement of building 1 of the Project and such areas may be joined for a larger sign (if available).
- Building 2 East & West façades: the building East and West façades permit the installation of 1 sign exclusive for Align. No further signs shall be allowed unless expressly agreed by Align.
- North façade: No signage shall be installed in this façade unless expressly agreed by Align and BBC.

All signage shall comply with the signage specifications indicated in the CC&Rs, the process established by the Condominium and the applicable law. All signage, prior installation, shall be authorized by the Condominium Administration.

Ninth: Closing. The closing of the purchase and sale of the Building 2 (the "Closing") shall occur on October 31, 2018, except if the term is extended as indicated in this PSA, subject, however, to the satisfaction of all conditions agreed upon herein for which BBC shall deliver the Closing Notice to Align no later than October 15, 2018, except if the term is extended as indicated in this PSA. BBC at all times shall send the Closing Notice, 15 calendar days prior to the Closing date. Closing Notice shall mean the notice sent by BBC to Align advising that the Substantial Completion, the registration of the Condominium before the National Registry and the assignation of the property number to the Condominium Units have been completed. In the event all such conditions are satisfied prior to this date, Align shall have the right, but not the obligation, to accelerate the Closing Date by giving written notice to BBC. If the registered cadastral plans for the Condominium Units are not delivered at Closing, the sum of $500,000.00 Dollars shall be retained in the Escrow Account until the registered cadastral plans are duly delivered to Align, which shall not exceed three months after Closing. Once the cadastral

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plans are delivered, the Escrow Agent shall disburse the $500,000.00 Dollars and accrued interest to BBC. In the event the cadastral plans are not delivered within the term established herein, Align shall appoint its own surveyor for the issuing of the surveys and the corresponding cadastral registration, and all fees and costs shall be paid by the retained amount in the Escrow Account. Once the cadastral plans are recorded and finalized and all costs and fees duly paid, Escrow Agent shall disburse the remaining funds and its corresponding accrued interests to BBC.

The notaries appointed by each party shall deliver the draft of the purchase deed within 3 business days following the Closing Notice for each party´s review.

On Closing, Align shall return all issued Promissory Notes to BBC. Any delay on the delivery of the Promissory Notes by Align to BBC shall extend the date for Closing accordingly; provided, however, that the Closing shall not be delayed for more than 1 month for this cause. In the event of delays to delivered any of the issued Promissory Notes greater than 1 month, and in order for Closing to take place, Align shall issue in favor of BBC a promissory note for an amount equal to the amount of all the undelivered Promissory Notes. Any promissory note issued by Align as counter guaranty in the event of a lost or undelivered Promissory Note, shall be returned to Align upon the expiration of the statute of limitations of the lost or undelivered Promissory Note. In the event a third party institutes a collection proceeding against BBC on any such undelivered Promissory Note, BBC shall promptly notify Align of any such collection proceeding, and Align shall have the right to assume the defense of such collection claim with the counsel of Align´s choice. Align shall have eight (8) business days following Align´s receipt BBC´s notice of such collection process, to determine if they will proceed with the defense or not. If Align refuses to assume such defense or the time elapses without any response, BBC shall, at its sole discretion, determine how to proceed with such collection, and, if a payment is made by BBC to the third party, BBC may commence the collection procedure against Align by means of the execution of the promissory note issued by Align.

On the Closing date, all of the following events shall simultaneously occur:

(a) Parties shall execute before the co-notaries the purchase transfer deed of the Condominium Units, which will effectively transfer the ownership over the Condominium Units to Align. Such public deed shall include the representations and warranties included herein and Exhibit G, which shall survive

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Closing. Notwithstanding the above, in the event during the Due Diligence Period Align discovers a circumstance under which an additional representation is required, the Parties shall negotiate such representation in good faith.

(b) BBC shall deliver to Align:

i. Certification of each of the Condominium Units issued by the National Registry.
ii. Final and recorded CC&Rs of the Project.
iii. Account statement from the Municipality.
iv. Utilities payment status and availability.
v. As-built plans of Building 2.
vi. The warranty given by the construction builder of Building 2 duly endorsed under Align's name.

(c) BBC and Align shall mutually deliver:

i. Transfer expenses shall be deposited into the bank account designated by the Notary Public that the Parties mutually agree shall file the public deed to the Costa Rican National Registry.

At Closing, BBC shall transfer the Condominium Units to Align free and clear of all liens, encumbrances, with the taxes, utilities and condominium payments up to date, leases and mortgages, except that the Condominium Units may be subject to the following: (i) the CC&R's; (ii) any restrictions, reservations, conditions, limitations, and easements of record prior to closing or imposed by governmental authorities or institutions having jurisdiction or control over the Condominium Units, provided, however, that Align may terminate this PSA with no further responsibility if such restrictions, reservations, conditions, limitations, and easements affect the proper use of Building 2; (iii) any easements granted to any utility or service provider prior to Closing or as indicated in clause **fourth** of this PSA, subject, however that Align may terminate this PSA with no further responsibility if such restrictions, reservations, conditions, limitations, and easements affect the proper use of Building 2; and (iv) the Free Trade Zone Act and the park regulations. BBC shall have remedied any defects (if any) in title requested by Align and title shall be delivered subject only to such exceptions as are approved in writing by Align and established herein. Prepayment fees or expenses, if any, regarding any existing liens or mortgages on the Condominium Units shall be paid by Seller.

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At Closing: (i) the Exclusive Common Areas shall be designated in the CC&Rs for the exclusive use of the owner of the Condominium Units and approved by the Condominium Owners Assembly, and (ii) the exclusive use of the 421 vehicle parking spaces on behalf of the owner of the Condominium Units shall be approved and authorized by the Condominium Owners Assembly, and shall be subject to the CC&Rs. Such Condominium Owners Assembly shall be notarized and a copy shall be delivered to Align before Closing. Furthermore, a draft of such minute shall be delivered to Align and Align shall have the right to request reasonable modifications to such draft.

Tenth: Free Trade Zone Regimen. Each party shall be responsible for applying for, acquiring, maintaining and paying for all permits required for its operation under the FTZ. Furthermore, BBC shall obtain final Customs approval prior to Closing, for purposes of Align filing the applicable petition to move its main offices to BBC's FTZ park.

Additionally, each party shall maintain and keep all requirements to qualify as a FTZ beneficiary in order and current, as long as its role as beneficiary is required by law; as well as to comply with all rules and regulations, present or future, related with the Free Trade Zone Regimen, included but not limited to the Free Trade Zone Act, the CC&Rs, the Project internal regulations and the Park Regulations. Furthermore, BBC shall maintain its FTZ grant to Building 2 after Closing in order to assure that Align operates as a FTZ beneficiary at all times, this obligation shall be terminated if Align sells Building 2 to a non FTZ beneficiary, losses its designation as beneficiary of the FTZ or if the FTZ regimen is eliminated or transformed by the government and such change or elimination affects materially the business of either of the Parties. The assignment of BBC's FTZ grant to a third party shall not affect Align's operation under the FTZ regimen.

Eleventh: Right of First Refusal. Align shall have an ongoing Right of First Refusal ("ROFR") to lease or purchase any portion of the Building 3. For such purposes, BBC shall give notice to Align of any formal offer received to lease or purchase any portion of the Building 3 (the "Offer") with respect to the material terms and conditions of the Offer. Align shall have 15 calendar days from receipt of the notice to confirm BBC in writing if it wishes to lease or purchase applicable area in accordance with the Offer and the applicable the terms and conditions set forth in this PSA. If Align responds it will not lease or purchase such area, or fails to timely respond to BBC within the 15-calendar day time period, BBC may freely lease or sell such area under the terms and conditions of the Offer disclosed to Align. The ROFR to

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lease or purchase will be deemed terminated for any portions of the Building 3 that are leased or sold to lessees or buyers by means of this process. In the event that Align agrees to exercise the ROFR, such communication shall be deemed an acceptance to enter into a lease or purchase agreement for the corresponding area pursuant to the terms and conditions set forth in the ROFR notice of the Offer, and the Parties shall execute the corresponding agreement within 30 calendar days. If the final agreement is not entered within the 30 calendar days indicated above due to Align's act or omission, then BBC shall be released from its obligation and may freely lease or sell such area under the terms and conditions disclosed to Align to a third party.

Twelfth: Default and Remedies. If any of the Parties fails to comply with any obligation under this PSA after the Due Diligence Period, the non-defaulting party shall deliver written notice of such default ("Default Notice") to the defaulting party, provided that such defaults are not the non-defaulting party's fault or reasonably justified. The non-completion of Building 2 due to reasons established in clause **fifth** shall not be considered as a default. If the defaulting party fails to cure or remedy the default within 20 business days after the Default Notice is delivered, the non-defaulting party shall have the right to terminate this PSA, and such termination shall have the following consequences:

(a) Default by Align:

i. BBC may terminate unilaterally this PSA, without judicial or arbitral declaration, by giving written notice to Align and shall retain 10% of the Purchase Price, as the sole compensation, the remaining funds to be released to Align, Align shall deliver all issued Promissory Notes to BBC, and the Parties shall be released from the PSA. BBC may delay the reimbursement of the funds to Align until they receive all issued Promissory Notes.

(b) Default by BBC:

i. Align may unilaterally terminate the PSA, without judicial or arbitral declaration, by giving written notice to BBC and BBC shall reimburse all sums to Align plus a 1.8% annual interest. Furthermore, Align shall be entitled to receive, from BBC, an amount equal to 10% of the Purchase Price as the sole compensation, and the Parties shall be released from the PSA. Additionally, Align shall deliver all issued Promissory Notes to BBC. Any delay due to reasons described in section **fifth** of this PSA, shall not be considered as

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BBC's default. BBC may delay the reimbursement of the funds to Align until they receive all issued Promissory Notes.

Notwithstanding the above, Align may seek specific performance from BBC.

(c) In every case, BBC shall disburse the funds 10 business days following the termination of the Disagreement Period (as defined herein) and subject to the delivery of all issued Promissory Notes by Align. The notice of the unilateral termination shall be delivered to the defaulting Party. In the event of conflict, the defaulting or affected Party shall have 5 calendar days following the received of the unilateral termination notice (the "Disagreement Period") to manifest and give notice to the Party terminating the agreement of its disagreement regarding the unilateral termination ("Disagreement Notice"). If a Disagreement Notice is received, the funds will be disbursed by BBC to the Escrow Agent, for it to hold the funds in escrow until (i) there is a mutual agreement by the Parties, or (ii) a final ruling by the applicable arbitral court.

Nonetheless and for the avoidance of doubt, Align shall be entitled to terminate this PSA at any time before the expiration of the Due Diligence Period as per section **fourth** above.

In accordance with this section, all amounts that shall be delivered to Align, shall be made at the same moment of the delivery of Align to BBC of the corresponding issued Promissory Notes.

Thirteenth: Representations and Warranties by Align. Align represents and warrants to BBC as of the date of this PSA and as of the date of Closing, as follows:

(a) *Organization, Corporate Power and Standing.*

i. Align is a limited liability company duly organized, validly existing and in good standing under the laws of the Republic of Costa Rica with all power and authority necessary to out the transactions contemplated by this PSA and to perform its obligations under the PSA to which it is a party. Align is duly qualified, authorized, registered and licensed to do business.

ii. The execution of this PSA and the consummation of the transactions contemplated hereby have been, or by Closing will be, duly authorized by the competent corporate bodies of

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Align, specifically the quota holders' assembly, and no other corporate action on the part of Align is necessary to authorize the execution of this PSA or the consummation of any of the transactions contemplated hereby.

iii. Align has not taken any action or failed to take any action, which action or failure would preclude or prevent Align from performing its obligations under, or consummating, this PSA.

iv. This PSA constitutes a legal, valid, binding and enforceable obligation of Align in accordance with its terms.

(b) *Non-Contravention.* The execution, delivery and performance of this PSA by Align will not contravene or violate (i) any legal requirement applicable to Align, (ii) the Align's Governing Documents (means, as applicable, Articles of Incorporation, Articles of Organization, bylaws, shareholders agreement, operating agreement and/or any other similar governing document of the relevant Party under the laws of Costa Rica), (iii) any term, condition or provision of any indenture, agreement, contract, commitment, lease, plan, license, permit, authorization or other instrument, document or understanding, oral or written, to which Align is party, or which give any party the right to terminate, modify, accelerate or otherwise change existing rights or obligations, or (iv) violate any law, injunction, judgment, order, ruling, charge or other restriction of any governmental body to which Align is subject.

(c) *Consents.* Align does not need to give any notice to, make any declaration, filing or registration with, or obtain any consent, authorization or approval from any governmental body or any other Person (means an individual, corporation, partnership, trust, legal entity or governmental body) in connection with the execution of this PSA and any document related thereto to which it is or shall be a party, or the consummation of any of the transactions contemplated thereby. The unique consent and/or authorization will be obtained from the quota holders' assembly as required by the Commercial Code of Costa Rica.

(d) *Absence of Litigation.* There is no action, suit, investigation or proceeding pending against or, to Align's knowledge, threatened against Align or any of its affiliates or related companies before or by any governmental body, and neither Align nor any of its affiliates or related companies is subject to

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any outstanding order, judgment or decree, which, in each case, in any manner challenges or seeks to prevent, enjoin, alter, void or delay the transactions contemplated by the PSA.

(e) *Condominium and Free Trade Zone Regimen.* Align acknowledges, accepts and agrees that the Property, Building 2 and its operation shall be subject to the Condominium Act, the CC&Rs, the Free Trade Zone Act, the regulation of the Free Trade Zone Park, and any other applicable law.

(f) *Promissory Notes.* Align represents and warrants that the issued Promissory Notes shall not be endorsed to any third party and will be kept in safety to avoid any loss, in order to comply with the terms and conditions established in this PSA.

Fourteenth: Representations and Warranties by BBC. BBC represents and warrants to Align as of the date of this PSA and as of the date of Closing, as follows:

(a) *Organization, Corporate Power and Standing.*

i. BBC is a company duly organized, validly existing and in good standing under the laws of the Republic of Costa Rica with all power and authority necessary to out the transactions contemplated by this PSA and to perform its obligations under the PSA to which it is a party. BBC is duly qualified, authorized, registered and licensed to do business.

ii. The execution of this PSA and the consummation of the transactions contemplated hereby have been, or by Closing will be, duly authorized by the competent corporate bodies of BBC, specifically by the board of directors, and no other corporate action on the part of BBC is necessary to authorize the execution of this PSA or the consummation of any of the transactions contemplated hereby.

iii. BBC has not taken any action or failed to take any action, which action or failure would preclude or prevent BBC from performing its obligations under, or consummating, this PSA.

iv. This PSA constitutes a legal, valid, binding and enforceable obligation of BBC in accordance with its terms.

(b) *Non-Contravention.* The execution, delivery and performance of this PSA by BBC will not contravene or violate (i) any legal requirement applicable to BBC, (ii) the BBC's Governing Documents, (iii) any

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term, condition or provision of any indenture, agreement, contract, commitment, lease, plan, license, permit, authorization or other instrument, document or understanding, oral or written, to which BBC is party, or which give any party the right to terminate, modify, accelerate or otherwise change existing rights or obligations, or (iv) violate any law, injunction, judgment, order, ruling, charge or other restriction of any governmental body to which BBC is subject.

(c) *Consents*. BBC does not need to give any notice to, make any declaration, filing or registration with, or obtain any consent, authorization or approval from any governmental body or any other Person in connection with the execution of this PSA and any document related thereto to which it is or shall be a party, or the consummation of any of the transactions contemplated thereby. The unique consent and/or authorization will be obtained from the board of directors as required by the Commercial Code of Costa Rica.

(d) *Absence of Litigation*. There is no action, suit, investigation or proceeding pending against or, to BBC's knowledge, threatened against BBC or any of its affiliates or related companies before or by any governmental body, and neither BBC nor any of its affiliates or related companies is subject to any outstanding order, judgment or decree, which, in each case, in any manner challenges or seeks to prevent, enjoin, alter, void or delay the transactions contemplated by the PSA.

(e) *Title of the Property*. BBC has good and marketable title to, and a full ownership interest in the Property, free and clear of any mortgages, encumbrances, liens and options, except for the ones recorded as of today before the National Registry; and that BBC will transfer the Condominium Units free and clear of any mortgage, pledge, liens, encumbrances, except as indicated in this PSA, purchase rights contracts, commitments, and with all public services and municipal obligations, including property taxes, paid up to date. BBC shall not create any title exceptions, execute any leases, rental agreements, licenses, or otherwise encumber Building 2 during the term of this PSA.

(f) *No Third-Party Claims*. BBC has possessed the Property in a valid, public, pacific and uninterrupted manner as owner of the Property, it has no knowledge of any claims of any kind, in which the BBC's right of property, is challenged or questioned.

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(g) *Bankruptcy*. BBC has not been declared in bankruptcy, nor judicial administration, and that the sale of the Building 2 does not create a risk of obtaining those declarations, nor is in the proximity of filing to obtain those declarations, and does not have debts regarding present or contingent taxes that may adversely affect the Building 2.

(h) *Cessation of Marketing*. BBC represents and warrants that while this PSA is valid and in place, BBC shall not market Building 2 or respond to any lease or purchase inquiries regarding Building 2 until the Closing or the termination of this PSA.

(i) *Condominium and Free Trade Zone Regimen*. BBC acknowledges, accepts and agrees that Align requires Building 2 operation to be subject to the Condominium Act and to the Free Trade Zone Act, as a service FTZ park.

(j) *Zoning and permitted use.* BBC represents and warrants that the Property and therefore the Condominium Units are classified under the applicable zoning regulations as industrial and commercial areas and therefore Align´s intended use shall be permitted by applicable authorities and the CC&Rs.

(k) *Construction of the Project.* The Project and, therefore, Building 2, has been and is currently built in compliance with all applicable laws and permits and no hazardous materials have been used or wasted. Furthermore, the construction of the Project complies with all labor and environmental regulations, both national and municipal. The construction of the Project will not contravene or violate any license, permit, or authorization granted by the authorities and institutions for the construction of the Project, included, but not limited, to environmental viability and construction permit.

(l) *Permitting and Registration of the Condominium*. BBC represents and warrants that all permitting process, including, but not limited to, the registration of the Condominium, will be done diligently.

The representations and warranties herein shall survive Closing and shall be incorporated in the purchase deed.

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Fifteenth: Confidentiality. For the purpose of this PSA, "Confidential Information" means: any information, knowledge and documents in tangible form or contained in a storage medium, disclosed by one Party to the other; all information learned by each Party about the other Party of the Project; and any technical or business information owned by one Party that becomes known to the other Party in connection with this PSA; the terms and conditions of this PSA, its Exhibits and all other documents contemplated hereby.

Each Party shall maintain the Confidential Information in confidence using at least the same degree of care as used for its own confidential information. Neither Party shall disclose or divulge any Confidential Information received by it in connection with this PSA to a third party without prior written consent of the disclosing Party, and neither Party may use any Confidential Information for any purpose other than to fulfill its obligations under this PSA or any other agreement contemplated hereby.

The obligations set forth in this clause shall not apply to any information which:

a) Is known publicly prior to disclosure by the disclosing Party;
b) Becomes known publicly after disclosure by disclosing Party through no fault of the receiving Party; or
c) Is learned by the receiving Party from a third party entitled to disclose it without any obligation of confidentiality.

Either Party may disclose Confidential Information only to the Parties' attorneys, consultants, partners, accountants and advisors (herein "Consultants"); provided, however, that such Party shall impose on its Consultants the same obligations of confidentiality as such Party owes herein. To disclose the information to other third parties, the Party shall seek written approval of the other Party.

The obligations set forth this clause shall not prevent the Party in receipt of Confidential Information from disclosing the same pursuant to any statute or any judicial or governmental order upon prior written notice thereof to the disclosing Party in order to enable the other Party to seek a protective remedy or other remedy, to the extent practicable, and provided that disclosure is limited solely to the extent required. Press releases and other information on the execution, conclusion, the content and performance of this PSA can be made available to third parties, particularly press agencies, without the

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prior written consent of the other Party hereto, provided, however, that only general information can be disclosed and not the details of the transaction. The confidentiality of Confidential Information will survive Closing, expiration or termination of this PSA for 3 years.

Sixteenth: Brokers' Commissions. Align represents that it has not dealt with any brokers or finders in connection with this transaction other than Kartman & Associates and CBRE, Inc. BBC shall pay the brokers' commission to Kartman & Associates at Closing. BBC shall be responsible for all sales commissions and shall defend, indemnify and hold Align harmless for payment of any commissions, finder's fees or claims related to the sale of the Building 2 by any other person or entity whose claim arises out of the actions or inactions of BBC. The commission shall be paid only in the event that Align purchases Building 2, and will be paid at Closing.

Seventeenth: Miscellaneous Provisions.

a) *Notices*. Any notice from one Party to the other in connection with this PSA shall be made in writing, and in original or via courier, or certified mail. For this purpose and as provided in Article nineteen of the Law of Service of Process, number 8687, the following addresses are provided:

To Align:	To the attention of Anamaría Castillo and Andres Salazar. Address: Global Park, La Aurora, Heredia, Costa Rica Fax: 2201-71-52 Email anamaria@aligntech.com and mandatory copy to AskLegal@aligntech.com. With a mandatory but non-binding copy to cbaltodano@zurcherodioraven.com and anamaria@aligntech.com
To BBC:	To the attention of Vivian Liberman. Address: BLP offices, 4th floor, BLP Building, Via Lindora Commercial Center, Lindora, Pozos, Santa Ana, San Jose, Costa Rica. With mandatory copy with no legal effect to the emails vliberman@blplegal.com, aestrada@portafolio.cr and avolio@portafolio.cr.

Parties shall be authorized to modify the address for communications or notices with prior written notice to the other Party.

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b) *Governing Law and Dispute Resolution*. This PSA shall be interpreted and governed by the laws of the Republic of Costa Rica.

Any disputes, claims, differences or controversies arising out of or in connection with any aspect of this PSA, its business matter, performance, liquidation, interpretation, validity or any breach thereof, shall be resolved by arbitration of law pursuant to the rules of the International Center for Conciliation and Arbitration of the Costa Rican-American Chamber of Commerce ("CICA"). The Parties hereby agree to submit voluntarily and unconditionally to its rules. The arbitration shall take place at the CICA in San José, Republic of Costa Rica. An arbitration tribunal of 3 arbitrators shall decide the matters subject to the arbitration procedure. The arbitrators shall be appointed by the CICA. The award rendered pursuant to such arbitration shall be in writing, shall be final, binding and conclusive between the Parties. The award shall have no further recourse, except for those provided for review and nullity. Once the award is rendered and is final, it will produce the effects of res judicata and the Parties shall comply with the award without delay. The proceedings and their content shall be absolutely confidential. The costs related to the arbitration procedure as well as the arbitrators' fees shall be borne by the Parties in equal proportion, unless the Tribunal decides otherwise. Each Party will bear the fees of their attorneys, advisors or consultants; this shall not preclude the obligation of the losing Party to reimburse costs to the prevailing Party. To this effect, the award shall order the losing Party to pay all costs, including any and all legal fees due to legal counselors, attorneys and barristers.

c) *Severability*. In the event any provision of this PSA is found to be void and/or unenforceable by a court or tribunal of competent jurisdiction, the remaining provisions of this PSA shall nevertheless be binding upon the Parties with the same effect as though the void and/or unenforceable provision had been severed and deleted. Moreover, in such an event, the Parties shall amend the invalid, illegal or unenforceable provision(s) or any part thereof and/or agree on a new provision, in such a way as to reflect as closely as possible the purposes of the invalid, illegal or unenforceable provision(s).

d) *Entire Agreement*. This PSA contains the entire agreement between the Parties, including its Exhibits. Any discrepancy between the PSA and the Exhibits, the PSA shall prevail. There are no

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promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the Parties other than as herein set forth. No amendment or modification of this PSA shall be valid unless the same is in writing and signed by the Parties hereto.

e) *Headings*. In this PSA, the headings are inserted for convenience and to ease its reading only and shall not affect the interpretation of this PSA.

f) *No Waiver of Rights of the Parties*. Failure by either Party to demand the strict compliance at any time with any of the covenants or agreements, or to exercise any option, right, power or remedy contained in this PSA, shall not be considered an implicit waiver thereof towards the future.

g) *Date Authentication*. This PSA shall not be notarized due to its confidentiality clause. Nevertheless, either party is authorized to appear individually, with no need for or requirement to the other Party, before a Notary Public, selected by it, to have this PSA date authenticated.

h) *Assignment*. Parties cannot assign this PSA without prior consent of the other Party, provided, however, that once assigned it shall give notice to the other Party. Align should not require BBC's consent if the PSA is assigned to a related company.

i) *Counterparts*. This PSA may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

j) *Estimation*. Parties estimates this PSA in the amount of the Initial Payment. Parties shall pay equally any and all stamp tax associated with the execution and delivery of this PSA.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this PSA in 2 counterparts on the Effective Date on the places indicated below.

By: ____________________
Name: ALFREDO VOLIO
Place: SAN JOSE, C.R
BELEN BUSINESS CENTER CR, S.A.

By: ____________________
Name: MARCOS LIBERMAN
Place: SAN JOSE, C.R.
BELEN BUSINESS CENTER CR, S.A.

By: ____________________
Name: ANAMARIA CASTILLO
Place: SAN JOSE
ALIGN TECHNOLOGY DE COSTA RICA, S.R.L.

Solely for purposes of accepting the guaranty under the Promissory Notes:

By: ____________________
Name: ALFREDO VOLIO
Place: SAN JOSE, CR
PORTAFOLIO INMOBILIARIO, S.A.

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List of Exhibits

- Exhibit A: Good standing and legal representation of BBC.
- Exhibit B: Good standing and legal representation of Align.
- Exhibit C: Description, master plan of the Project and Building Technical Description.
- Exhibit D: Floor Plans of the Building 2.
- Exhibit E: Building 2 Specifications Summary.
- Exhibit F: Construction Schedule.
- Exhibit G: Additional Representations and Warranties in the Transfer Public Deed.
- Exhibit H: Form of the Promissory Notes.
- Exhibit I: Wire Instructions

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Exhibit A:

Good standing and legal representation of BBC

(attached)

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REPUBLICA DE COSTA RICA
REGISTRO NACIONAL
CERTIFICACION LITERAL
NUMERO DE CERTIFICACION: RNPDIGITAL-8033182-2017
PERSONA JURIDICA: 3-101-644182

DATOS GENERALES

RAZON SOCIAL O DENOMINACION: BELEN BUSINESS CENTER CR $OCIEDAD ANONIMA
ESTADO ACTUAL: INSCRITA
DOCUMENTO ORIGEN: TOMO: 2011 ASIENTO: 232090 FECHA INSCRIPCION / TRASLADO: 07/09/2011
DOMICILIO: SAN JOSE-ESCAZU SAN RAFAEL DE ESCAZU, 102 AVENIDA ESCAZU, TORRE 1, PISO 5
OBJETO/FINES (SINTESIS): COMERCIO ASESORIA FINANCIERA Y BANCARIA, VENDER, HIPOTECAR, GRAVAR Y DISPONER DE BIENES MUEBLES E INMUEBLES,CONSTITUIRSE COMO FIDUCIARIA EN CONTRATOS DE FIDEICOMISO DISPONER DE BIENES, OTORGAR GARANTIAS FIDUCAIRAIAS O REALES
PLAZO DE LA ENTIDAD JURIDICA: INICIO: 18/08/2011 VENCIMIENTO: 18/08/2110

CONFORMACION DEL CAPITAL O PATRIMONIO

FECHA DE INSCRIPCION: 07/09/2011 **TIPO DE CAPITAL:** SUSCRITO Y PAGADO **TIPO DE MONEDA:** COLONES
CLASE DE ACCION O TITULO: ACCIONES COMUNES Y NOMINATIVAS
CANTIDAD TITULOS: 10 **MONTO:** 100.00 **TOTAL:** 1,000.00

NO EXISTEN MAS REGISTROS DE CAPITAL/PATRIMONIO PARA LA PERSONA JURIDICA

ADMINISTRACION

PLAZO DE DIRECTORES Y/O PRORROGAS: JUNTA DIRECTIVA Y FISCAL POR TODO EL PLAZO SOCIAL.-
LA JUNTA DIRECTIVA SI TIENE FACULTAD PARA OTORGAR PODERES

REPRESENTACION

CORRESPONDE AL PRESIDENTE,VICEPRESIDENTE,SECRETARIO Y TESORERO LA REPRESENTACION JUDICIAL Y EXTRAJAUDICIAL CON FACULTADES DE APODERADO GENERALISIMO SIN LIMITE DE SUMA DE CONFORMIDAD CON EL ARTICULO 1253 DEL CODIGO CIVIL, DEBIENDO ACTUAR CONJUNTAMENTE: (I)EL PRESIDENTE CON EL VICEPRESIDENTE O EL SECRETARIO; (II) EL VICEPRESIDENTE CON EL TESORERO; O (III) EL SECRETARIO CON EL TESORERO. LOS APODERADOS PODRAN, EN LA CONDICION DICHA, SUSTITUIR SU PODER RESERVANDOSE O NO SUS FACULTADES, ASI COMO OTORGAR TODA CLASE DE PODERES, INCLUYENDO JUDICIALES Y LOS NECESARIOS PARA OPERAR CUENTAS BANCARIAS, INCLUYENDO ABRIRLAS O CERRARLAS, DE CUALQUIER INDOLE EN EL TERRITORIO NACIONAL, AL IGUAL QUE CAJAS DE DEPOSITO BANCARIO, FIRMAR CHEQUES EN LAS CUENTAS BANCARIAS DE LA SOCIEDAD Y AUTORIZAR A TERCEROS PARA LA FIRMA DE CHEQUES EN DICHAS CUENTAS

NOMBRAMIENTOS

JUNTA DIRECTIVA

FECHA DE INSCRIPCION: 14/06/2012 **CARGO:** VICEPRESIDENTE
OCUPADO POR: JOHN KEITH SANCHEZ CEDULA DE IDENTIDAD: 1-0615-0037
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 14/05/2012 **VENCIMIENTO:** 18/08/2110

FECHA DE INSCRIPCION: 14/06/2012 **CARGO:** PRESIDENTE
OCUPADO POR: JACK LIBERMAN GINSBURG CEDULA DE IDENTIDAD: 8-0031-0074
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 14/05/2012 **VENCIMIENTO:** 18/08/2110

FECHA DE INSCRIPCION: 14/06/2012 **CARGO:** SECRETARIO
OCUPADO POR: EDGAR ZURCHER GURDIAN CEDULA DE IDENTIDAD: 1-0532-0390
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 14/05/2012 **VENCIMIENTO:** 18/08/2110

FECHA DE INSCRIPCION: 14/06/2012 **CARGO:** TESORERO
OCUPADO POR: MARCOS LIBERMAN LOTERSTEIN CEDULA DE IDENTIDAD: 1-1024-0260
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 14/05/2012 **VENCIMIENTO:** 18/08/2110

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NO EXISTEN MAS NOMBRAMIENTOS EN JUNTA DIRECTIVA CON REPRESENTACION
NOMBRAMIENTOS U OTROS CARGOS DE LA PERSONA JURIDICA

FECHA DE INSCRIPCION: 14/06/2012 **CARGO:** FISCAL
OCUPADO POR: OSCAR ALFREDO SOTO BRENES CEDULA DE IDENTIDAD: 1-0715-0693
REPRESENTACION: NO APLICA

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VIGENCIA: INICIO: 14/05/2012 **VENCIMIENTO:** 18/08/2110

NO TIENE AGENTE RESIDENTE O NO APLICA PARA ESTE TIPO DE PERSONA JURIDICA
FIN DE LOS NOMBRAMIENTOS O CARGOS DE LA PERSONA JURIDICA

PODERES QUE HA OTORGADO LA PERSONA JURIDICA

INFORMACION DETALLADA O POSIBLES MOVIMIENTOS EN LA CERTIFICACION DEL PODER CORRESPONDIENTE

CITAS DE INSCRIPCION DEL PODER: 2017 - 6188 - 1 - 3 **FECHA:** 11/01/2017
TIPO DE PODER: PODER GENERALISIMO **ESTADO ACTUAL DEL PODER:** INSCRITO

NO EXISTEN MAS PODERES OTORGADOS POR LA PERSONA JURIDICA
NO EXISTE INFORMACION DE AFECTACIONES SOBRE LA PERSONA JURIDICA
NO EXISTE INFORMACION DE MOVIMIENTOS PENDIENTES SOBRE LA PERSONA JURIDICA
NO EXISTE INFORMACION DE OBSERVACIONES SOBRE LA PERSONA JURIDICA

ESTA CERTIFICACION, CUYOS DERECHOS ARANCELARIOS FUERON DEBIDAMENTE CANCELADOS, CONSTITUYE DOCUMENTO PUBLICO CONFORME LO ESTABLECEN LOS ARTICULOS 369 DEL CODIGO PROCESAL CIVIL, 5 INCISO D) DE LA LEY DE CERTIFICADOS, FIRMAS DIGITALES Y DOCUMENTOS ELECTRONICOS N.8454, Y EL DECRETO EJECUTIVO N. 35488-J, PUBLICADO EN LA GACETA N. 196, DEL 8 DE OCTUBRE DE 2009. EN DICHO MARCO LEGAL SE ESTABLECE LA OBLIGATORIEDAD DE RECIBIR ESTE DOCUMENTO POR PARTE DE LOS ENTES PUBLICOS Y PRIVADOS, ASI COMO PARA LOS PARTICULARES, EN CASO DE QUE SE LE PRESENTEN PROBLEMAS PARA LA RECEPCION DE ESTE DOCUMENTO Y APLICACION DE SUS EFECTOS LEGALES, SIRVASE COMUNICARLO AL CENTRO DE ASISTENCIA AL USUARIO, TELEFONO. 2202-0888.

ESTIMADO USUARIO, EL REGISTRO NACIONAL LE INDICA QUE EL VALOR DE LA PRESENTE CERTIFICACION FUE ESTABLECIDO POR LA JUNTA ADMINISTRATIVA EN LA SUMA DE DOS MIL CUATROCIENTOS OCHENTA Y DOS COLONES CON CINCUENTA CENTIMOS MAS LOS TIMBRES RESPECTIVOS; NINGUNA PERSONA FISICA O JURIDICA PUEDE VARIAR ESE VALOR.

EMITIDA A TRAVES DEL PORTAL DE SERVICIOS DIGITALES Y CON DATOS CONSULTADOS A UNA REPLICA OFICIAL DE LA BASE DE DATOS DEL REGISTRO NACIONAL, A LAS 15 HORAS 11 MINUTOS Y 25 SEGUNDOS, DEL 10 DE NOVIEMBRE DE 2017.
PODRA SER VERIFICADA EN EL SITIO www.rnpdigital.com DENTRO DE LOS SIGUIENTES 15 DIAS NATURALES.
SI LA CERTIFICACION CONTIENE ALGUNA INCONSISTENCIA EN LA INFORMACION, FAVOR DE CONTACTAR A rnpdigital@rnp.go.cr, PARA DETERMINAR EL ORIGEN DE LA INCONSISTENCIA Y COMPETENCIA DE LA RESOLUCION.

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Exhibit B:

Good standing and legal representation of Align

(attached)

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REPUBLICA DE COSTA RICA
REGISTRO NACIONAL
CERTIFICACION LITERAL
NUMERO DE CERTIFICACION: RNPDIGITAL-8033199-2017
PERSONA JURIDICA: 3-102-306047

DATOS GENERALES

RAZON SOCIAL O DENOMINACION: ALIGN TECHNOLOGY DE COSTA RICA SOCIEDAD DE RESPONSABILIDAD LIMITADA
ESTADO ACTUAL: INSCRITA
CITAS DEL ANTECEDENTE: TOMO: 1457 FOLIO: 214 ASIENTO: 00233
DOCUMENTO ORIGEN: TOMO: 497 ASIENTO: 1018 FECHA INSCRIPCION / TRASLADO: 17/08/2006
DOMICILIO: SAN JOSE-ESCAZU SAN RAFAEL, CENTRO CORPORATIVO PLAZA ROBLE, EDIFICIO LOS BALCONES, CUARTO PISO, OFICINAS DE ZURCHER ODIO & RAVEN.
OBJETO/FINES (SINTESIS): DESARROLLO Y DISEÑO COMPUTARIZADO, INDUSTRIA, AGRICULTURA, COMERCIO. PODRA ADQUIRIR, VENDER, HIPOTECAR, PIGNORAR, POSEER Y DISPONER BIENES MUEBLES E INMUEBLES, DERECHOS, RENDIR FIANZAS Y GARANTIAS, PARTICIPAR EN FIDEICOMISO.
PLAZO DE LA ENTIDAD JURIDICA: INICIO: 24/10/2001 VENCIMIENTO: 24/10/2101

CONFORMACION DEL CAPITAL O PATRIMONIO

FECHA DE INSCRIPCION: 17/08/2006 **TIPO DE CAPITAL:** SUSCRITO Y PAGADO **TIPO DE MONEDA:** COLONES
CLASE DE ACCION O TITULO: CUOTAS
CANTIDAD TITULOS: 100 **MONTO:** 1,000.00 **TOTAL:** 100,000.00

NO EXISTEN MAS REGISTROS DE CAPITAL/PATRIMONIO PARA LA PERSONA JURIDICA

ADMINISTRACION

PLAZO DE DIRECTORES Y/O PRORROGAS: TRES GERENTES Y UN SUBGERENTE UNO NOMBRADOS POR TODO EL PLAZO SOCIAL.

REPRESENTACION

CORRESPONDE A LOS TRES GERENTES Y A TODOS LOS SUBGERENTES LA REPRESENTACION JUDICIAL Y EXTRAJUDICIAL CON FACULTADES INDIVIDUALES DE APODERADOS GENERALISIMOS SIN LIMITE DE SUMA, CONFORME AL 1253 DEL CODIGO CIVIL. PODRAN SUSTITUIR SU PODER EN TODO O EN PARTE, REVOCAR SUSTITUCIONES Y HACER OTRAS DE NUEVO, RESERVANDOSE O NO SU EJERCICIO, ASIMISMO PODRA OTORGAR TODA CLASE DE PODERES.

NOMBRAMIENTOS

FECHA DE INSCRIPCION: 17/08/2006 **CARGO:** GERENTE 01
OCUPADO POR: ROGER EDWARD GEORGE PASAPORTE: 157196793
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 24/04/2003 **VENCIMIENTO:** 24/10/2101

FECHA DE INSCRIPCION: 19/04/2013 **CARGO:** GERENTE 02
OCUPADO POR: EMORY MERRILL WRIGHT PASAPORTE: 219721233
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 12/04/2013 **VENCIMIENTO:** 24/10/2101

FECHA DE INSCRIPCION: 19/04/2013 **CARGO:** GERENTE 03
OCUPADO POR: KAREN ELAINE SILVA PASAPORTE: 221459251
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 12/04/2013 **VENCIMIENTO:** 24/10/2101

FECHA DE INSCRIPCION: 19/04/2013 **CARGO:** SUBGERENTE 01
OCUPADO POR: JERRY WAYNE PRUITT PASAPORTE: 460612398
REPRESENTACION: REPRESENTACION JUDICIAL Y EXTRAJUDICIAL
VIGENCIA: INICIO: 12/04/2013 **VENCIMIENTO:** 24/10/2101

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FECHA DE INSCRIPCION: 17/08/2006 **CARGO:** AGENTE RESIDENTE
OCUPADO POR: ALFONSO VIDECHE RODRIGUEZ CEDULA DE IDENTIDAD: 1-0843-0680
REPRESENTACION: NO APLICA
VIGENCIA: INICIO: 24/10/2001 **VENCIMIENTO:** 24/10/2101
DIRECCION: SAN JOSE, BARRIO ESCALANTE, CALLE 31, ENTRE AVENIDAS 9 Y 11, OFICINA BUFETE ODIO & RAVEN.

FIN DE LOS NOMBRAMIENTOS O CARGOS DE LA PERSONA JURIDICA

PODERES QUE HA OTORGADO LA PERSONA JURIDICA

INFORMACION DETALLADA O POSIBLES MOVIMIENTOS EN LA CERTIFICACION DEL PODER CORRESPONDIENTE

CITAS DE INSCRIPCION DEL PODER: 504 - 735 - 1 - 1 **FECHA:** 18/08/2006
TIPO DE PODER: PODER GENERAL **ESTADO ACTUAL DEL PODER:** INSCRITO

CITAS DE INSCRIPCION DEL PODER: 509 - 12634 - 1 - 1 **FECHA:** 18/08/2006
TIPO DE PODER: PODER GENERAL **ESTADO ACTUAL DEL PODER:** INSCRITO

CITAS DE INSCRIPCION DEL PODER: 524 - 3701 - 1 - 1 **FECHA:** 18/08/2006
TIPO DE PODER: PODER GENERALISIMO **ESTADO ACTUAL DEL PODER:** INSCRITO

CITAS DE INSCRIPCION DEL PODER: 568 - 54455 - 1 - 2 **FECHA:** 29/08/2006
TIPO DE PODER: PODER GENERALISIMO **ESTADO ACTUAL DEL PODER:** INSCRITO

CITAS DE INSCRIPCION DEL PODER: 2015 - 275265 - 1 - 2 **FECHA:** 22/07/2015
TIPO DE PODER: PODER GENERALISIMO **ESTADO ACTUAL DEL PODER:** INSCRITO

NO EXISTEN MAS PODERES OTORGADOS POR LA PERSONA JURIDICA
NO EXISTE INFORMACION DE AFECTACIONES SOBRE LA PERSONA JURIDICA
NO EXISTE INFORMACION DE MOVIMIENTOS PENDIENTES SOBRE LA PERSONA JURIDICA
NO EXISTE INFORMACION DE OBSERVACIONES SOBRE LA PERSONA JURIDICA

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REPUBLICA DE COSTA RICA
REGISTRO NACIONAL
CERTIFICACION DE PODER
NUMERO DE CERTIFICACION: RNPDIGITAL-8033210-2017
CITAS DE INSCRIPCION: 2015-275265-1-2

DATOS GENERALES DEL PODER

FECHA DE INSCRIPCION: 22/07/2015
TIPO: PODER GENERALISIMO **ESTADO ACTUAL:** INSCRITO
PLAZO: FECHA DE INICIO: 14/07/2015 **VENCIMIENTO:** *-*NO HAY*-*
FACULTADES O RESTRICCIONES: PODER GENERALISIMO SIN LIMITE DE SUMA DE CONFORMIDAD CON EL ARTICULO 1253 DEL CODIGO CIVIL. EL APODERADO PODRA, SIN LIMITARSE A ELLO, OPERAR CUENTAS CORRIENTES Y DE AHORRO HABILITADAS EN CUALQUIER BANCO DEL SISTEMA BANCARIO NACIONAL, Y SE ENCUENTRA AUTORIZADO A FIMAR EN FORMA INDIVIDUAL, ASI COMO AUTORIZAR A TERCEROS, REVOCAR DICHAS AUTORIZACIONES Y REALIZAR NUEVAS. EN EJERCICIO DE LAS FACULTADES CONFERIDAS EN ESTE ACTO, EL APODERADO NO PODRA EN NOMBRE Y REPRESENTACION REALIZAR LOS SIGUIENTES ACTOS: I. VENDER, TRASPASAR, GRAVAR, PRENDAR, HIPOTECAR, O ENAJENAR DE CUALQUIER FORMA, LOS BIENES INMUEBLES, MAQUINARIA, EQUIPO, VEHICULO Y BIENES MUEBLES EN GENERAL DE LA COMPAÑIA, II. SUSCRIBIR CONTRATOS DE PRESTAMOS EN NOMBRE DE LA COMPAÑIA.

PARTES DEL PODER

CITAS DE INSCRIPCION DE LA PARTE: 2015-275265-1-2 **FECHA:** 22/07/2015
TIPO DE PARTE: PODERDANTE **ESTADO DE LA PARTE:** INSCRITA
OCUPADO POR: ALIGN TECHNOLOGY DE COSTA RICA SOCIEDAD DE RESPONSABILIDAD LIMITADA **CEDULA JURIDICA:** 3-102-306047

PLAZO: FECHA DE INICIO: 14/07/2015

FACULTADES O RESTRICCIONES: VER PODER

CITAS DE INSCRIPCION DE LA PARTE: 2015-275265-1-2 **FECHA:** 22/07/2015
TIPO DE PARTE: APODERADO **ESTADO DE LA PARTE:** INSCRITO
OCUPADO POR: ANAMARIA CASTILLO MONCALEANO **CEDULA DE RESIDENCIA:** 117000176903
PLAZO: FECHA DE INICIO: 14/07/2015

FACULTADES O RESTRICCIONES: VER PODER

NO EXISTEN AFECTACIONES INSCRITAS PARA EL PODER CERTIFICADO
NO EXISTEN MOVIMIENTOS PENDIENTES PARA EL PODER CERTIFICADO
NO EXISTEN OBSERVACIONES PARA EL PODER CERTIFICADO

ESTA CERTIFICACION, CUYOS DERECHOS ARANCELARIOS FUERON DEBIDAMENTE CANCELADOS, CONSTITUYE DOCUMENTO PUBLICO CONFORME LO ESTABLECEN LOS ARTICULOS 369 DEL CODIGO PROCESAL CIVIL, 5 INCISO D) DE LA LEY DE CERTIFICADOS, FIRMAS DIGITALES Y DOCUMENTOS ELECTRONICOS N° 8454, Y EL DECRETO EJECUTIVO N° 35488-J, PUBLICADO EN LA GACETA N° 196, DEL 8 DE OCTUBRE DE 2009. EN DICHO MARCO LEGAL SE ESTABLECE LA OBLIGATORIEDAD DE RECIBIR ESTE DOCUMENTO POR PARTE DE LOS ENTES PÚBLICOS Y PRIVADOS, ASÍ COMO PARA LOS PARTICULARES, EN CASO DE QUE SE LE PRESENTEN PROBLEMAS PARA LA RECEPCIÓN DE ESTE DOCUMENTO Y APLICACIÓN DE SUS EFECTOS LEGALES, SIRVASE COMUNICARLO AL CENTRO DE ASISTENCIA AL USUARIO, TELEFONO. 2202-0888.

ESTIMADO USUARIO, EL REGISTRO NACIONAL LE INDICA QUE EL VALOR DE LA PRESENTE CERTIFICACION FUE ESTABLECIDO POR LA JUNTA ADMINISTRATIVA EN LA SUMA DE DOS MIL CUATROCIENTOS OCHENTA Y DOS COLONES CON CINCUENTA CENTIMOS MAS LOS TIMBRES RESPECTIVOS; NINGUNA PERSONA FISICA O JURIDICA PUEDE VARIAR ESE VALOR.

EMITIDA A TRAVES DEL PORTAL DE SERVICIOS DIGITALES Y CON DATOS CONSULTADOS A UNA REPLICA OFICIAL DE LA BASE DE DATOS DEL REGISTRO NACIONAL, A LAS 15 HORAS 12 MINUTOS Y 49 SEGUNDOS, DEL 10 DE NOVIEMBRE DE 2017.
PODRA SER VERIFICADA EN EL SITIO www.rnpdigital.com DENTRO DE LOS SIGUIENTES 15 DIAS NATURALES.
SI LA CERTIFICACIÓN CONTIENE ALGUNA INCONSISTENCIA EN LA INFORMACIÓN, FAVOR DE CONTACTAR A rnpdigital@rnp.go.cr, PARA DETERMINAR EL ORIGEN DE LA INCONSISTENCIA Y COMPETENCIA DE LA RESOLUCIÓN.

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Exhibit C:
Description, master plan of the Project and Building Technical Description
(attached)

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Building Characteristics:

San Antonio Business Park will have 4 buildings with 6 floors each. Exterior, basement and tower building for parking spaces, green areas, terraces between the buildings.
The building includes four (4) emergency stairs in compliance with the National Fire Protection Association (NFPA) and the National Insurance Institute's (INS) Fire Department. The common areas have a complete fire detection system which includes: a water storage tank, a fire pump, jockey pump, metallic pipeline fire hose cabinets. Additionally, it includes a general fire detection alarm system and the provision for each tenant to connect its internal fire alarm system. All common areas into the buildings, including basements, have a fully operational automatic fire suppression sprinkler system.
San Antonio Business Park has a main entrance and one main exit. Both (entrance and exit) has a security guard and is digitally controlled by access cards. Additionally, all parking access are digitally controlled by access cards for assigned parking. Security is 24/7.
The lobby have a double height in the first floor of the buildings, the tenant the tenant is in charge of doing the remodeling . The project has a centralized monitoring room (CCTV system).
Every entry in the building has handicap access ramps, also all the sidewalks include ramps that connect the street with the building.
each floor has drinking and sanitary provision for the tenant to build the bathrooms.
San Antonio Business Park opts for Leed Silver Certification.

The window of the project is insulated.

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PLANTA CONJUNTO GENERAL
liberman
PROYECTO
00708-OFICENTRO BELEN BUSINESS CENTER

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Project: **Align Main Office Relocation**
Location: **Belén, Heredia**
Issue: **Technical Exhibit B - Tower 2**

Date: **October 31, 2017**
Ref. **P076 - 172**

Area / Discipline	Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
General	1	Landlord shall be responsible for providing all material and work on accordance with all Building codes, regulations, etc.	**A. Landlord's responsibility**	A. Confirmed	
	2	Landlord shall immediately notify tenant of any event that may affect the propose dead line.	**A. Landlord's responsibility**	A. Confirmed	
	3	What would be the ratio between open office space and enclose office space		The internal design is tenant's responsability.	
	4	Noise, dust and access control in cases of Core & Shell delivery by phases.	**A.** Landlord's responsibility **B.** Should keep to the minimum possible, not acceptable excessive dust, noise or vibration.	A. Confirmed	
	5	Staircase ratio per code		A. Confirmed	
	6	Bathroom ratio per code		A. Confirmed	
	7	Density: Person per m^2	**A.** 1/8 (desired)	A. Confirmed	
	8	Ratio between open office space, and common areas per floor	**A.** Maximum 13% (desired)	A. Confirmed	
	9	Align's official insurance company is FM Global, all core and shell must comply with their regulation/codes/Standards, etc.	**A.** Yes	A. Confirmed	
	10	Indicate who is the Responsible / Administrator of the Business Park and building		A. BELEN BUSINESS CENTER CR S.A.	
Partitions	11	Define common areas enclosure/partitions material	**A.** Gypsum with steel mesh / Fire rated 2 hrs. (minimum) **B.** Some might need to have wall supports to hang TVs, Screens, Boards, hallways, etc. Align defines this for meeting rooms.	A. Confirmed B. Do not apply, is tenant's responsability.	
	12	The enclosures/partitions comply with the regulations and are fire retardants	**A.** Applicable code NFPA 101	A. Confirmed	NFPA Approved
	13	Does columns will be wrapped in gypsum and painted?	**A.** In case there is existing vertical piping	A. Confirmed	Just in common areas
	14	Plumbing walls shall have correct code compliant for required drain and vent lines	**A.** Yes, Landlord's responsibility. Include drainage tray for all horizontal plumbing	A. Confirmed	Just in common areas
	15	Would there be dry walls? If so specify A. Wall Height	**A.** Floor to slab in common areas.	A. Confirmed	Complete wall in common areas
	16	Exterior doors provide by Landlord	**A.** Must	A. Confirmed	Just in common areas
Core shell	17	Specify if there's any restriction for signage on the outside	**A.** Company's brand should be allowed on top main facade.	A. Confirmed	Tenant shall submit the signage to management for approvement
	18	Define waterproofing specs for outer window walls (if apply)	**A.** Waterproof curtain, with at least three year guarantee. **B.** Noise reduction. **C.** Energy efficient. **D.** Window walls in Align's levels must have privacy solutions i.e. tinted windows (privacy)/Shades . This apply for all levels. Privacy a must, Landlord	A. Confirmed B. Confirmed C. Confirmed D. Confirmed Shading coefficient 21%	A. Silicon seal and window joints comes with packaging B. The windows sound transmission coeficient is 35 (the same that is installed in the Juan Santamaria airport) C. 0.23 shading coeficient and 21% solar heat gain coeficient (shgc) D. Shades must be provided and installed by Buyer complying with condo bylaws
	19	Define existences of loading dock	**A.** Desired **B.** Possibility to have it on Align Building	A. Yes, between building 2 and building 3 B. No, SABP was designed with one loading dock to avoid that big trucks affect transit.	
	20	Can single floor tenant retrofit lobby and common areas according to their brand (floor, ceiling, walls, doors)	**A.** Yes, desired.	A. Confirmed	
	21	If multi tenant, can Align Retrofit lobby and common areas according to their brand (floor, ceiling, walls, doors)	**A.** Desired.	A. Do not apply, it will be a single tenant building.	

Project: **Align Main Office Relocation**
Location: **Belén, Heredia**
Issue: **Technical Exhibit B - Tower 2**

Date: **October 31, 2017**
Ref. **P076 - 172**

Area / Discipline		Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
Common areas		22	Elevators Service / Cargo Elevator	**A.** Provide sufficient elevators as per code requirements. **B.** Provide Traffic Study to validate elevator capacity, speed and quantity. **C.** Will landlord provide a Service Elevator.	A. Confirmed B. Confirmed C. No, each building have 4 elevators of 1000 kgs (12 persons) and one will have covers to carry objects.	
		23	Bathrooms	**A.** Provide sufficient bathrooms as per code requirements, NRA and headcount (density). **B.** Partitions must very well enclosed, to be verify and approved by tenant	A. Tenant must comply with Costa Rican national regulations B. Partitions are tenant's responsability	
		24	Specify material and finishes for common areas.	**A.**To be verify and approved by tenant	A. Confirmed, according to construction plans. If there is any diferent material or finishes that the tenant requieres for common areas, it must be requested on time to keep on construction schedule.	
		25	Cleaning	**A.** A. If building is purchased, Will landlord provide this service?	A. Condominium management will clean and maintain common areas	
		26	Maintenance	**A.** A. If building is purchased, Will landlord provide this service?	A. Condominium management will clean and maintain common areas	
Roofing		27	Define waterproofing specs for roofs	**A.** Asphalt waterproofing, with three year guarantee, or concrete additive equivalent.	A. Confirmed	
		28	Does the building has a roof top	**A.** Rooftop access desired. **B.** Fully waterproofing, with three year guarantee	A. Confirmed B. Confirmed	
		29	Explain drainage system for internal gutters (if apply)	**A.** Assure water evacuation as quickly as possible. **B.** Assure gutter are easy of access for maintenance. **C.** Maintenance will not interfere with tenant daily operations	A. Water evacuation is guaranteed throw the slab slope of 2%. The design includes a water drain system that eajots all rain water. B. Confirmed C. Confirmed	
		30	Rooftop	A. Confirm Max Headcount = 000	A. Confirmed	
Floor finish		31	Define any floor gradient (if apply), magnitude and why.	**A.** Not desired. **B.** Maximum allowed 0.1%	A. Confirmed	
		32	For all open air terraces, and rooftops define the waterproofing specs.	**A.** Concrete additive waterproofing **B.** Five year guarantee.	A. Confirmed B. Confirmed	In the concrete slab located in open areas, the developer will install a waterproof material
		33	Does Landlord allowed perforation / trenches on the concrete floor.	**A.** Desired. **B.** Alternatively Landlord can provide drilling required to connect power and IT cabling as required per design (to be developed).	A. Restricted, tenant must submit landlord's approval. B. Restricted, tenant must submit landlord's approval.	An specification manual of postension slab will be delivered to the tenant.
Civil		34	Demising wall (restroom and others) to be constructed by landlord.	**A.** Landlord's responsibility. Must be fire rated 2 hours.	A. Demising walls are tenant's responsability.	
		35	Define if insulated	**A.** Landlord's responsibility. **B.** Acoustic insulation desired.	It does apply for windows as indicated in ID18.	
		36	Define slab to slab height (Low point)	**A.** Desired height = 3,55 meters. (Low point = 3.05)	A. The height slab to slab is 3.65m, the free height is 3.45m from slab to under slab. B. The low height in level 6 is 3.45m from slab to under roof structure.	
Parking		37	Present a separate layout and define the included parking spaces for tenant (represent with blue hatch).	**Required total Parking** **A.** <u>Main Office</u> = 821 parking spaces (721 for cars; 100 for motorcycles) + handicapped spaces **B.** <u>Satellite Office</u> = 377 parking spaces (328 for cars; 49 for motorcycles) + handicapped spaces **C.** What would be the longest distances between Parking space and Align's building.	A. 421 total parking spaces, distributed: 80 in basement level between building 2 (62) and building 3 (18), 50 shall be located within the plaza next to building 2 and the other vehicle parking spaces shall be located on the parking building located within the Project, all according to the PSA. B. Depends on demand C. The longest distance at level 1 will be of 157 meters. R/ Is this way rain free? Confirmed	
		38	Present a separate layout and define the extra parking spaces for tenant (represent with red hatch).		Confirmed	

Project: **Align Main Office Relocation**
Location: **Belén, Heredia**
Issue: **Technical Exhibit B - Tower 2**

Date: **October 31, 2017**
Ref. **P076 - 172**

Area / Discipline		Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
Electrical	Codes	39	Define Code or Standard to be used on the electrical design	**A.** Costa Rica electric code **B.** Minimum requirements according to NFPA 101 & NFPA 70 / NEC.	A. Confirmed B. Confirmed	Both are based on NFPA 70
	Lighting	40	Define common areas lighting	**A.** Light levels based by IESNA standards are: 500lux for office areas and meeting rooms. 300lux for facility room, cafeteria and hallways.	A. Confirmed	Complied with IESNA
		41	Define light level and fixtures standard for common areas.	**A.** The minimum lighting level requirements are NFPA 101. **B.** Must be LED Tech. **C.** Lighting intensity must be adjustable. **D.** Should be administrated through the BMS .	A. Confirmed B. Confirmed C. If required D. Confirmed	Chapter 7 NFPA 101: emergency ballasts should have a 90 minute autonomy, a performed of 10.8 lux at the start. and 1.1 lux along the ways measured at ground level
	Power	42	Define power density offered (VA / m²).	**A.** Pending customer requirements	A. Confirmed	Tenant capacity is rated at 150VA/m2. for the pad mount transformer and main substation, diversity factors were applied, so final pad mount transformer capacity is rated at 1MVA. This transformer will be exclusive for the building 2.
		43	Define Voltage.	**A.** 480/277V, 3 Phase	A. Confirmed	If another voltage is required, is necessary the use of a dry transformer.
		44	Does Landlord provides the transformer for tenants area?	**A.** Yes desired.	A. No, each tenant must include their own dry transformer	
		45	Transformer specs	**A.** 750KVA	A. The main tranformer, is 1000KVA 3 phase pad mounted	
		46	Specify the surge protection devices and specs offered.		A. We have protection Type 1 and 2, 240KA and 80KA just in common	
		47	Define redundancy / emergency power available (power generator, UPS, additional sources...)		A. Power Generator of 1000KVA 3 phase	
		48	Will backup generator be exclusively for Align	**A.** Desired	A. Confirmed, if tenant buys the entire building	The Back up generator is 100% back up building
		49	2nd Backup Generator	**A.** Align will place a second generator, exclusively for tower 2. **B.** Landlord to confirm best place to installed it. **C.** Will landlord provides electrical instalation to Main Generator / electric grid?	A. Confirmed. Buyer could install a second generator near the main generator, specs required to define location. B. Confirmed C. Tenant's responsability to connect 2nd back up generator	
		50	Define Generators possible locations		Generator for the building is located on ground level according to appendix A. Tenant could install a second generator near the main generator, specs required to define location.	
		51	How much time (seconds) will take the redundancy / emergency power available to per tenants floor?	**A.** No more than 30 " **B.** Landlord's responsibility.	A. Confirmed B. Confirmed	The ATS takes an average time of 15 seconds, in addition must be considered the programmable time necessary for the timer per level, for the inrush of the dry transformers
		52	Does the redundancy / emergency power available offers the same quality & capacity as the main source?	**A.** Required to support full space electrical requirements. **B.** Landlord's responsibility. **C.** Confirm the provider's existing diversity routes (at least two) **D.** Confirm LL provide infrastructure. **E.** Same for Optical fiber redundancy	A. Confirmed B. Confirmed C. Confirmed D. Confirmed E. Confirmed	
		53	Main internal power line	**A.** Landlord will provide main power line on all floors in the capacity required.	Power line as Bus Duct Switch ("ducto barra") on all floors	
HVAC		54	Specify the HVAC building system (VRF, Chilled Water or any other)	**A.** Chilled Water Technology (must) **B.** Align wants to Minimize the amount of equipment (must) **C.** BMS Integration (must) **D.** Included Cooper piping, and "cañuela" **E.** Equipment will be installed at ground level in the exterior areas. **F.** Landlord includes floor slab and channel to connect location of cooling tower to building.	A. Building was designed with VRF, if the tenant is going to take the entired building it could be addapted to any system by tenant's responsability. B. Tenant decides and provides its own equipment. C. BMS will only monitor the equipment of common areas. D. Confirmed, zero meters from each floor mechanical duct. E. Confirmed F. Confirmed	
		55	HVAC Common Areas	**A.** Landlord Provides	A. Ventilation is landlord's responsability at zero meters from each floor	
		56	HVAC system location	**A.** Chilled water tower to be located on ground/plaza level	A. Confirmed, tenant must deliver specs to define location.	

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Project: Align Main Office Relocation
Location: Belén, Heredia
Issue: Technical Exhibit B - Tower 2

Date: October 31, 2017
Ref. P076 - 172

Area / Discipline		Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
		57	Specify the HVAC density expected ($^{Tw}/_{m2}$)	A. The HVAC density must be between 55 and 60BTU/ft2	A. AC is tenant's-responsability.	
		58	HVAC - piping / ducting for Chilled Water Tower	A. HVAC piping @0m provided by landlord B. HVAC (vertical piping / ducting) provided by landlord	A. Confirmed B. Confirmed	
		59	HVAC infrastructure and HVAC to common areas (such as lobbies, staircases, bathrooms, elevators, etc.) provided by Landlord	A. Yes, must.	A. Ventilation only in elevators. All other areas are private areas and will have connections at zero meters.	
		60	Define HVAC standard for common areas.	A. Minimum: ASHRAE 62.1-2, NFPA, or similar	A. Confirmed	ASHRAE FUNDAMENTALS AND 62.1-2
		61	Does the Landlord offers AC Backup on common areas?	A. Desired	A. AC and AC back up is a tenant's responsability.	
Exhaust		62	Specify the Exhaust density expected.	A. Based in ASHRAE 62.1 2010	A. Tenant's responsability.	On Base in ASHRAE 62.1 2010
		63	Does the Landlord provides the exhaust equipment?	A. Desired	A. Tenant's responsability.	
		64	If so specify equipment specs			
BMS		65	Does the building will have a BMS system?	A. Must B. How would it work Land Lord / Tenant.	A. Confirmed B. BMS is for common areas only	The BMS is for common areas only and will monitor pumps, fire suppression system and wastewater treatment plant. Tenant could connect to the BMS to monitor these systems.
		66	If so explain the interaction with tenant facilities			
Fire Protection & LSS		67	Emergency egress staircase	A. NFPA code applicable and in accordance with required density. B. Comply with FM Global insurance company Standards	A. Confirmed B. Confirmed	B.All Fire Material complies with UL / FM as approved by the inspection.
		68	Define Code or Standard to be used on the Fire Detection Systems	A. NFPA code applicable. B. Connection required to office complex main guard house [monitor room C. Comply with FM Global insurance company Standards	A. Confirmed B. Confirmed C. Confirmed	A. NFPA 13 Standard for the Installation of Sprinkler Systems B. NFPA 72 National Fire Alarm Code C. All Fire Material complies with UL / FM as approved by the inspection.
		69	FSS on common areas provided by land lord (construct and install)	A. Must	A. Confirmed	
		70	Pump, water tank, main fire suppression water pipe. Entire system outside the premises Provide by Landlord	A. Must	A. Confirmed	A. The water tank located in building #1 is design for building 1 and 2, the fire tank located in building #1 is for the whole proyect.
		71	Specify integration requirements from tenant to main fire protection system	A. Required	A. The equipments must be the same to the installed of common areas, brand Simplex.	
		72	Define detection system to be considered.	A. Smoke detection B. Fire suppression system for server room is gas Novek installed by Global Tek	A. Confirmed. Just in common areas. B. Confirmed	A. The tenant has to connect the fire detection system to the main fire detection panel of the project and monitoring modules will be left for future fireloop connection. B. Fire suppression system is considered with sprinklers, no type of exsion is considered by Limpio Agent or other type of Gas in the server room.
		73	Provide location of fire rated doors and the code comply	A. To comply with NFPA	A. Confirmed	
		74	Define staircases fire protection codes including exhaust, lighting, signing, etc.	A. To comply with NFPA	A. Confirmed	All the staircases are according to NFPA fire rated 2 hours.
		75	Define Code or Standard to be used on the LSS system for common areas	A. To comply with NFPA B. Fire hose cabinets and extinguishers in all common areas to be provided by Landlord. C. Manual alarms to be provided by Landlord as per code requirements. D. Comply with FM Global insurance company Standards	A. Confirmed B. Confirmed C. Confirmed D. Confirmed	A. According to Costa Rica FIREFIGHTERS regulations and NFPA. B. Confirmed according to plans. C. Confirmed according to plans. D. Confirmed according to plans and approval by the inspector EM
		76	Infrastructure requirements for Fire Suppression Systems	A. Exclusive fire tank of sufficient capacity with an independent fire pump as per NFPA. B. Landlord to provide routinely maintenance and proof of compliance. C. Comply with FM Global insurance company Standards	A. Confirmed B. Confirmed C. Confirmed	A. Confirmed. The project has a fire system equipment with a independent tank. B. The equipment do weekly start ups.

Project: Align Main Office Relocation
Location: Belén, Heredia
Issue: Technical Exhibit B - Tower 2

Date: October 31, 2017
Ref. P076 - 172

Area / Discipline		Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
		77	Define Code or Standard to be used on the Fire Suppression Systems	A. To comply with NFPA B. Comply with FM Global insurance company Standards	A. Confirmed B. Confirmed	A. Confirmed. NFPS 10, 13, 14, 20 And manual de disposiciones técnicas de Dpto. Bomberos de Costa Rica 2013.
Security		78	Specify main access control (service agent, gates, portals, turnstiles, other)	A. Describe how security will work, on single tenant, and multi tenant scenarios.	There is a control access to enter the SABP campus. Once inside de campus, there is a second control acces at the lobby of each building. In case of a Multi-Tenant, this second security checkpoint is controlled by the condominium administration, in case of a single-tenant this second security checkpoint is controlled by the tenant/buyer. A. Confirmed	
		79	Specify integration requirements from tenant to main security system	A. Define Main Security System B. Would grant access to Align?	A. Security checkpoint for vehicles and pedestrians R/ Which is LL security System? All the security checkpoints outside the building but inside the park are condominium (LL) responsability. B. Confirmed	CCTV system, telephone comunication 24/7 Condominium (Landlord)
		80	Define parking access (readers, boom gates, cameras, others)	A. Define Land Lord System, readers. B. Landlord provide badges?	A. Badge readers for employees and checkpoint for visitors B. Condominium administration will provide badges (800 badges)	Parking access (entrance badge, quick pass, boom gates, cameras), in the main Vehicle Access, and the parking basement
		81	Specify elevators access control for each level	A. Badge readers desired	A. Confirmed	Badge Access required. (This is part of tenant improvement)
		82	Determine CCTV devices location and quantities (elevators, lobbies, parking, others)	A. Lobby, main entrances/exits, emergency exits, elevator (entrances/inside), parking, parking main entrance/exit, dock area, building surroundings	A. Confirmed	There are CCTV system in all the comun areas of the proyect, parking, lobbys, elevators.
		83	Define the quantity and ways to reach security personnel in campus as well as building	A. Must be capable to be reached by radio, phone, email. B. Patrol	A. Confirmed B. Confirmed	To be defined by the security high standards of the campus (telephone, walkie talkie, CCTV)
	---	84	Security Guards	A. At building / lobby / common areas, will there be Campus/Landlord Security. B. What happen with Align Security?	A. All security is controlled by condominium administration B. Both companies can have internal communication. Align can select any security they feel confortable with.	---
IT		85	Define Telecom suppliers available for the building, services offered and quality (speed, latency, redundancy, symmetry)	A. Redundancy required with separate access for each fiber optic. B. Confirm at least to separate for each fiber optics.	A. Confirmed B. Confirmed C. Confirmed	A. There are two Optical Fibers from suppliers room to Telecom T1 rooms. B. Each supplier must install their equipment in the raks of the suppliers room.
		86	Specify details for main and redundant fiber optic connections	A. Last mile to be provided by Telecommunications provider B. Must have routes diversity from redundancy providers, Land Lord provide infrastructure to providers C. Same for power redundancy. D. Confirm no Fiber Optic Toll or similar.	A. Confirmed B. Confirmed C. No D. Confirmed, no toll will be charge.	
		87	Temporary IT connectivity	A. Required for moving and IT testing prior to go-live date B. Required from GP to new MO while migrating	A. Confirmed B. Confirmed	Main telecom room will be ready and finished for all IT testings requires, before go live date.
		88	Confirm space for satellite communication devices.		A. Confirmed	
Cabling		89	Confirm type of cable to be used according to needs on different areas	A. Define type of cables to be use on different areas/needs	A. THHN Cable Extensions, XHHW-2 AL for Board Rush	
		90	Cabling	A. Manageable cabling	A. THHN Cable Extensions, XHHW-2 AL for Board Rush	
Server Room		91	Server Room specs	A. Must be encapsulated	A. Confirmed	
		92	Electrical in server room	A. Redundant busway system	A. Confirmed	It is not necessary since there is an electric generator
		93	Specify water backup system's availability	A. Desired	A. Confirmed. 24 hours back up tank for potable water.	
		94	Define if possible to install a kitchen within NRA space	A. Must	A. Confirmed	
		95	Gas piping	A. Gas piping @0m provided by landlord	A. Confirmed	Zero meters in the mechanical duct

Project: **Align Main Office Relocation**
Location: **Belén, Heredia**
Issue: **Technical Exhibit B - Tower 2**

Date: **October 31, 2017**
Ref. **P076 - 172**

Area / Discipline		Item	Description	Client Requirement	Developer/Landlord Response/Confirmation	Developer/Landlord Comment
Kitchen		96	If no existance, define requirements		Tenant improvement, to be coordinated with gas supplier.	
		97	Define Gas Cylinder location and supply if existent	**A.** Desired **B.** Easy access for maintenance and reloading	A. The gas cylinder for T2 will be located in the same site as T1 and is tenant's reponsability. B. Confirmed	
		98	If no, Define were can Align locate one		Ground level	
		99	Define pipe line duct for kitchen	**A.** Desired	A. Tenant improvement.	
		100	Define grease traps location	**A.** Landlord provide, must	A. Basement	
		101	If no existance, Define OK for Align to have one outside the building		If another grease trap is required must be located in the basement. Tenant improvement.	
		102	Define integration of Gas detection and Fire system to CBS	**A.** Must	A. Confirmed, tenant improvement.	
Waste Management		103	Define building trash / waste management	**A.** Desired **B.** Define Size **C.** Define Existance from roof **D.** Define quantity **E.** Define Location	A. Yes, Trash chute B. 24" diameter C. Confirmed D. Two E. According to plans.	
		104	Define campus trash / waste management	**A.** Desired	A. According to plans.	

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Exhibit D:
Floor Plans of the Building 2
(attached)

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F.F.1
A.P.C.
F.F.2
A.P.C.
F.F.3
A.P.C.
F.F.4
A.P.C.
F.F.5
A.P.C.
F.F.6
A.P.C.
ETAPA II
ETAPA I
ETAPA II
ETAPA I

EDIFICIO 2
PLANTA NIVEL 1
ESCALA. 1:250

[illegible]			
[illegible]	[illegible]	[illegible]	[illegible]
FF1	[illegible]	[illegible]	Área Privativa
FF2	[illegible]		
FF3	[illegible]		
FF4	[illegible]		
FF5	[illegible]		
FF6	[illegible]		
FF7			
[illegible]			
[illegible]	[illegible]	[illegible]	Área Común de Uso restringido
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]	[illegible]	[illegible]	Área Común
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]			
[illegible]	[illegible]		
[illegible]	[illegible]		
Total	[illegible]	[illegible]	

CONTEO PARQUEO							
ITEM	ETAPA	I	II	III	IV	TP	TOTAL
1	EXTERIORES	59	59	75	53	0	246
2	SÓTANO	80	72	89	68	192	501
3	Torre Parqueo	0	0	0	0	668	668
	TOTAL	139	131	164	121	860	1415

DV



F.F.4
A.P.C.
F.F.3
A.P.C.
F.F.5
A.P.C.
F.F.2
A.P.C.
F.F.6
A.P.C.
F.F.1
A.P.C.

Zonas	Nivel 2	Total parcial	Condominio
FF1	[illegible]	1542.20	Área Privativa
FF2	[illegible]		
FF3	[illegible]		
FF4	[illegible]		
FF5	[illegible]		
FF6	[illegible]		
FF7			
FF8			
[illegible]			
[illegible]	[illegible]	174.36	Área Común de Uso restringido
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]	17.81	187.27	Área Común
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]	[illegible]		
[illegible]			
[illegible]	4.81		
[illegible]	4.81		
Total	[illegible]	1905.13	

EDIFICIO 2
PLANTA NIVEL 2
ESCALA. 1:250

CONTEO PARQUEO							
ITEM	ETAPA	I	II	III	IV	TP	TOTAL
1	EXTERIORES	59	59	75	53	0	246
2	SÓTANO	80	72	89	68	192	501
3	Torre Parqueo	0	0	0	0	668	668
	TOTAL	139	131	164	121	860	1415

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F.F.5
A.P.C.
F.F.4
A.P.C.
F.F.6
A.P.C.
F.F.3
A.P.C.
F.F.7
A.P.C.
F.F.8
A.P.C.
F.F.1
A.P.C.
F.F.2
A.P.C.
CIO
VACÍO

Tabla de areas niveles GLA (Multi Tenant)			
Zonas	Nivel 3	Total parcial	Condominio
FF1	87.78	1745.60	Área Privativa
FF2	134.38		
FF3	130.77		
FF4	519.87		
FF5	519.87		
FF6	130.77		
FF7	134.38		
FF8	87.78		
Vestíbulo		171.45	Área Común de Uso restringido
[illegible]	106.17		
Servicios Sanitarios	62.95		
Cuarto de aseo	2.33		
Ascensores	17.61	169.72	Área Común
Escaleras	50.08		
Ductos	26.26		
Paredes	65.57		
Losa Técnica/equipos			
Cuarto de tableros			
Cuarto eléctrico			
Total	2086.79	2086.78	

EDIFICIO 2
PLANTA NIVEL 3, 4 y 5
ESCALA 1:250

CONTEO PARQUEO							
ITEM	ETAPA	I	II	III	IV	TP	TOTAL
1	EXTERIORES	59	59	75	53	0	246
2	SÓTANO	80	72	89	68	192	501
3	Torre Parqueo	0	0	0	0	668	668
	TOTAL	139	131	164	121	860	1415


F.F.5
A.P.C.
F.F.4
A.P.C.
F.F.6
A.P.C.
F.F.3
A.P.C.
F.F.7
A.P.C.
F.F.8
A.P.C.
F.F.1
A.P.C.
F.F.2
A.P.C.

EDIFICIO 2
PLANTA NIVEL 6
ESCALA. 1:250

Tabla de áreas niveles GLA (Multi Tenant)

Zonas	Nivel 6	Total parcial	Condominios
FF1	147.80	1289.13	Área Privativa
FF2	140.59		
FF3	62.03		
FF4	349.15		
FF5	349.15		
FF6	93.87		
FF7	140.59		
FF8	110.69		
Vestíbulo		175.87	Área Común de Uso restringido
[illegible]	110.65		
Servicios Sanitarios	65.34		
Cuartos de aseo	2.03		
Ascensores	17.01	604.49	Área Común
Escaleras	66.35		
[illegible]	20.37		
Paredes	34.38		
[illegible]	471.80		
Cuarto de telecom			
[illegible]			
Total	2069.49	2069.49	

ITEM	ETAPA	CONTEO PARQUEO					
		I	II	III	IV	TP	TOTAL
1	EXTERIORES	59	59	75	53	0	246
2	SÓTANO	80	72	89	68	192	501
3	Torre Parqueo	0	0	0	0	668	668
	TOTAL	139	131	164	121	860	1415

BLP

Exhibit E:
Building 2 Specifications Summary
(attached and indicated herein)

Notes:

- The term "Landlord" and "Developer" shall be read as "BBC" and the term "Client" and "tenant" shall be read as "Align".
- "NRA" means net rentable area.
- "NFPA" means National Fire Protection Association.
- "HVAC" means heating, ventilation and air conditioning.
- "VRF" means variable refrigerant flow.
- "NFPS" means the National Federation for Personal Safety.
- "CCTV" means closed-circuit television.
- "ADA" means Americans with Disabilities Act.
- The requirement that the building core and shell and other components have to comply with FM Global regulation, standards and codes has been waived by Align, and, therefore, is not a requirement for the construction of Building 2.
- "BMS" means building management system.

Specifications above market standards – any discrepancy with these items and the other exhibits, these items shall prevail:

- The Building will have an outside area on the first level for the installation of the chill-water cooling tower and gas tank. The installation of the equipment shall be Align's responsibility. The installation shall comply with all applicable regulation, including the Condominium and Park regulations.
- The Building shall include vertical piping of the HVAC system. Align shall confirm the type of piping before February 10, 2018. After such term without Align's indication, BBC may choose the type of piping at its sole discretion.
- Private use common areas in the basement are marked in blue in attached the document.
- The Building façade may not be modified as they are common area of the Condominium. Notwithstanding, Align shall be authorized to install another access in the kitchen, as well an

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BLP

elevator; provided, however, that the location shall be defined in advance jointly with the Condominium and BBC.

- The Building elevators may not be used for construction purposes. Nevertheless, one elevator will be equipped with protection walls for Align's remodeling. Align may only use the assigned elevator for this purpose. The elevator weight capacity is 1.000 kg. Align at all times shall comply with the elevators use regulations. The misuse of the elevators by Align and its contractors may result in a fine and/or payment of damages.

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SAN ANTONIO

BUSINESS PARK

MANUAL DE DISEÑO

CONDICIONES GENERALES DE ENTREGA DE LOCAL DE OBRA GRIS

REMODELACIÓN DE LOCALES

SINGLE TENNANT



PORTAFOLIO
INMOBILIARIO

07 de Junio del 2017

SAN ANTONIO

BUSINESS PARK

CONTENIDO

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[redacted]

SAN ANTONIO
BUSINESS PARK

1. DESCRIPCIÓN PROYECTO

1.1 Ubicación

El proyecto San Antonio Business Park se encuentra ubicado del Hotel Marriott 350 m. al Este. Calle Arbolito, Heredia, Belén, Costa Rica

1.2. Propiedad

San Antonio Business Park, se desarrolla sobre una propiedad de 27.000 m2. La propiedad colinda con:

- Norte: Plásticos Modernos S.A.
- Sur: Calle Pública.
- Este: Bridgestone CR.
- Oeste: Inversiones Avenida de las Américas S.A.

1.3. Proyecto

San Antonio Business Park cuenta con 4 edificios de oficinas y una torre de parqueos.

- Sótano 1 (estacionamiento inquilinos oficinas).
- Nivel 1 (estacionamiento visitas, lobby recepción, locales comerciales y oficinas)
- Nivel 2 (oficinas)
- Nivel 3 (oficinas)
- Nivel 4 (oficinas)
- Nivel 5 (oficinas)
- Nivel 6 (oficinas)

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SAN ANTONIO
BUSINESS PARK

1.4 Plantas del Proyecto:

Nivel 0-2.85


CALLE DE LASTRE TEMPORAL
BODEGA #3
BICICLETAS
SUBE
BODEGA #1
SUBE 14.0%
ICE PRINCIPAL (TELECOM)
CATV
CCTV
CUARTO MONITOREO

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[redacted]

SAN ANTONIO
BUSINESS PARK

Nivel 1



PLAZA
ZONA VERDE A.C.L
ACERA
PLAZA
PLAZA
PLAZA
ACCESO

Zonas	NIVEL 1	Total Parcial	
	m²	m²	
FF1	670	1341	ÁREA PRIVATIVA
FF2	670		
Vestíbulo	132	221	ÁREA COMÚN DE USO RESTRINGIDO
Pasillos	28		
Servicios Sanitarios	61		
Ascensores	18	168	ÁREA COMÚN
Escaleras	59		
Ductos	31		
Paredes	60		
TOTAL	1730	1730	

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SAN ANTONIO
BUSINESS PARK

Nivel 2



Zonas	NIVEL 2	Total Parcial	
	m²	m²	
FF1	833	1666	ÁREA PRIVATIVA
FF2	833		
Vestibulo	0	66	ÁREA COMÚN DE USO RESTRINGIDO
Pasillos	5		
Servicios Sanitarios	61		
Ascensores	18	174	ÁREA COMÚN
Escaleras	59		
Ductos	28		
Paredes	69		
TOTAL	1906	1906	

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SAN ANTONIO
BUSINESS PARK

NIVEL 3-4-5



Zonas	NIVEL 3 m²	Total Parcial m²	
FF1	926	1852	ÁREA PRIVATIVA
FF2	926		
Vestíbulo	0	66	ÁREA COMÚN DE USO RESTRINGIDO
Pasillos	5		
Servicios Sanitarios	61		
Ascensores	18	169	ÁREA COMÚN
Escaleras	58		
Ductos	29		
Paredes	65		
TOTAL	2087	2087	

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SAN ANTONIO
BUSINESS PARK

AZOTEA



Zonas	Nivel 6 m²	Total Parcial m²	
FF1	700	1400	ÁREA PRIVATIVA
FF2	700		
Vestibulo	0	66	ÁREA COMÚN DE USO RESTRINGIDO
Pasillos	5		
Servicios Sanitarios	61		
Ascensores	18	603	ÁREA COMÚN
Escaleras	59		
Ductos	20		
Paredes	34		
Losa terraza/equipos	472		
TOTAL	2069	2069	

[redacted]

2. CONDICIONES ARQUITECTÓNICAS Y ESTRUCTURALES.

2.1. Altura.

- Sótano: La altura libre para circulación de vehículos es de 2.30m.
- Oficinas: La altura libre de piso a fondo de losa es de 3.45m.

2.2. Pisos.

Los pisos en las áreas comunes y plazas tienen un acabado en porcelanato y concreto expuesto en áreas exteriores.

2.3. Cielos.

El cielo en áreas particulares de uso común de circulación es de cielo suspendido con detalles de cenefa de gypsum. El cielo falso tiene como función, además de la decoración aloja dentro de sí algunas instalaciones electromecánicas.

2.4. Acabado de columnas.

Las columnas son de concreto expuesto. En áreas comunes se entregan acabado acorde al diseño del edificio.

2.5. Estructura

La estructura de San Antonio Business Park está conformada por un diseño de edificio tipo muro-marco, con un sistema de entrepiso post-tensado. Estas tienen características específicas detalladas en el Anexo de Pos-tensado. La cubierta del edificio está compuesta por una losa de concreto reforzada, y estructura metálica.

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2.6 Iluminación.

Todas las áreas comunes, sótanos y exteriores poseen luminarias certificadas y tecnología LED.

2.7 Mobiliario.

El mobiliario urbano general de San Antonio Business Park está compuesto de bancas, depósitos de basura, maceteros y otros elementos decorativos de acuerdo al diseño del proyecto.

2.8 Áreas comunes y Servicios Sanitarios Públicos.

Todas las áreas comunes y servicios sanitarios del proyecto se entregan en gris, solamente con las previstas a cero metros del ducto mecánico.

3. CONDICIONES DE ENTREGA DE LAS FINCAS FILIALES.

3.1. Obra Gris

El alcance en obra gris corresponde a todo lo estipulado en los planos estructurales del edificio o inmueble referente a construcción de fundaciones, columnas, vigas, contrapisos, entrepisos, estructuras metálicas de techo, cubiertas de techo y a todos aquellos elementos estructurales orientados a garantizar la integridad estructural del proyecto. Se incluye además la construcción de todo cerramiento liviano a los ductos electromecánicos que estén dentro de la finca. El acabado de las paredes será sin repellar para el caso de paredes de concreto y sin empastar para paredes de tabla yeso o comúnmente conocido como "gypsum". De igual manera las paredes hacia fachadas y las columnas internas del local se darán resanadas, sin ningún tipo de repello.

Las cargas de diseño estructural de San Antonio Business Park están especificadas en 335kg/m2 para carga muerta y 250kg/m2 para carga viva, por lo cual deberán de ser respetadas por parte del arrendatario.

Por ser el sistema constructivo pos-tensado, **queda terminantemente prohibido hacer cualquier tipo de perforación a la losa de entrepiso**. De no acatarse esta disposición, el inquilino correrá con el costo total de reparación (aproximadamente $12.000), así como una multa correspondiente a un mes de alquiler. **Favor remitirse al Manual del pos-tensado para sistemas de fijación y anclajes permitidos.**

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SAN ANTONIO
BUSINESS PARK

Se recomienda al inquilino colocar flejes de piso para mortero y enchape en una trama de 2,5m X 2,5m. El topping para la colocación del piso debe hacerse de acuerdo a estas indicaciones:



FRAGUA EPOXICA
MORTERO FORTIFICADO DE NIVELACION LATICRETE 3701
N.P.T.
JUNTA DE EXPANSION PERFIL CF-P SUPLIDO POR LATICRETE O SIMILAR EN CUADROS DE 2.5X2.5 M MAX.
MORTERO ADHESIVO LATICRETE 254 PLATINUM
ACABADO DE PISO
10
VARIABLE
LOSA DE CONCRETO

DETALLE DE NIVELACION ADHERIDA PARA LOSAS POSTENSADAS
ESCALA: 1:5
ACOTADO MM

Cualquier elemento que se coloque dentro del local debe respetar estas cargas de diseño. El inquilino debe entregar una tabla de equipamiento con pesos para revisión. De haber algún elemento que sobrepase la capacidad se debe consultar con Portafolio Inmobiliario mediante una Orden de Cambio para valorar la posibilidad de colocar algún tipo de refuerzo cuyo costo correrá enteramente por parte del cliente.

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3.2. *Descripción del alcance arquitectónico dentro de las fincas filiales.*

El acabado interno de las fincas filiales o áreas privativas **NO** incluye:

a. Cerámica, porcelanato o cualquier tipo de piso, alfombra o madera. En caso de requerir un acabado especial para pisos de alfombra o madera, se podrá analizar según el avance de obras para el día que se firme el contrato, de lo contrario se **asume que se colocará cerámica o porcelanato. Se asume que el propietario utilizará un material cuyo espesor sea compatible con el piso del área común adyacente al local, de no ser así, el inquilino deberá resolver los problemas de nivel dentro de su local mediante rampas o gradas. No está permitido picar o desgastar el piso sin el permiso del propietario (ver punto 3.1 de regulaciones generales).**

b. Repellos en paredes de concreto, las paredes y columnas internas se entregan **resanadas**, el inquilino debe hacer su repello si así lo desea.

c. Rodapié de cualquier tipo.

d. Impermeabilización de entrepisos, en caso de que el destino o uso del inmueble arrendado cuente con áreas húmedas como baños, cocinas, lavaderos, cuartos de aseo..

e. Paredes divisorias dentro de una misma finca filial.

f. No se incluyen cielos de ningún tipo.

g. Ventanas ni puertas internas.

h. Detalles en maderas.

i. Grifería

j. Cerrajería

k. Alarmas

l. Baños, únicamente se incluyen previstas en la losa.

[redacted]

3.3. *Sistema eléctrico*

En lo referente a las fincas filiales se **NO** incluye:

a. El inquilino es responsable de instalar la acometida eléctrica de la Finca Filial.

b. **No** se incluyen tomacorrientes, apagadores ni canalizaciones dentro de las fincas.

c. **No** se incluyen circuitos de iluminación.

d. **No** se incluyen lámparas de iluminación interior.

e. **No se incluye el medidor del local**. Este deberá de ser solicitado por el cliente a la compañía eléctrica correspondiente.

f. Cada uno de los locales tiene una capacidad eléctrica máxima a instalar (revisar en tabla de capacidades). **Es responsabilidad del inquilino revisar y someter a aprobación un cambio en la capacidad eléctrica instalada del local en alquiler. De aprobarse dicho cambio, el inquilino correrá con los gastos de acometida del local.**

g. El inquilino debe colocar como parte del alcance de su remodelación los transformadores reductores de voltaje necesarios para su local, que transforme el 480 v a 120 / 208v. La capacidad de dichos equipos dependerá de la capacidad eléctrica del local y del diseño del inquilino.

Todo cambio o requerimiento adicional o diferente al instalado deberá ser solicitado por escrito a la administración mediante una Orden de Cambio.

[redacted]

No se permite en ningún caso, la interconexión de instalaciones de un local a otro. Cada local tiene una capacidad eléctrica asignada, la cual deberá ser respetada por el diseñador eléctrico del cliente.

Previo a la ejecución de los trabajos, el inquilino debe entregar el plano eléctrico firmado por un profesional responsable incluyendo un diagrama unifilar y cuadro de cargas para la aprobación de PORTAFOLIO IMMOBILIARIO S.A.

[redacted]

3.4. Sistema Mecánico

El alcance del sistema mecánico consiste en lo siguiente:

a. Se dejará una prevista de agua potable a 0 metros en cada nivel. La Finca Filial contará con un hidrómetro.
b. Se dejarán puntos de conexión sanitarios en las ubicaciones indicadas en planos. Los mismos estarán sobre la losa de entrepiso del local para una conexión horizontal. Todas las conexiones se deben de realizar dentro de la misma Finca Filial. No se permiten ductos o conexiones a través de otras fincas filiales.
c. La construcción e instalación de los baños en áreas privativas corren por cuenta del inquilino. **La impermeabilización del entrepiso en estas zonas es responsabilidad del arrendante y es requisito exigido.**
d. El inquilino debe de impermeabilizar la losa de entrepiso en toda aquella área húmeda (p.e. baños, cocinas, pilas, etc.) con el fin de evitar transmisión de humedad a los pisos inferiores. La impermeabilización debe realizarse con **Elastodeck 5000.**

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No pueden localizarse sanitarios en áreas no asignadas de acuerdo al diseño original del edificio. **Si el arrendatario requiere un área de baño o cocina fuera de los espacios diseñados para éste propósito, lo debe solicitar por escrito mediante una Orden de Cambio y presentar la solución de conducción de drenajes hasta el área asignada a través de su local. No se permite llevar tuberías de ningún tipo a través de otras fincas filiales ni colocar tuberías mecánicas dentro de paredes colindantes con otro local.** Igualmente no pueden alterarse la localización de los ductos de instalaciones.

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SAN ANTONIO
BUSINESS PARK

3.5. Sistema de Telecomunicaciones

El alcance del sistema de telecomunicaciones consiste en lo siguiente:

a. **No** se incluye ningún trabajo de instalaciones ni equipo de red dentro de las fincas filiales.
b. La solicitud de servicios deberá ser tramitada por el cliente a través de un administrador de telecomunicaciones del edificio. Se debe hacer una carta de solicitud de servicio con las necesidades específicas del local. Ésta carta debe ir dirigida servicioclienle@bluesat.cr.
c. Se dejará el cobre y la fibra óptica en caso de solicitarla en el cuarto de telecom del piso correspondiente al local, a partir de este punto el inquilino hace la conexión de su red.

3.6. Sistema de Aire Acondicionado.

El alcance del sistema de aire acondicionado y ventilación consiste en lo siguiente:

3.6.1. Extracción de baños:

a. Las fincas cuentan con una rejilla hacia la fachada del proyecto para que el inquilino conecte a esta su sistema interno de extracción para baños.

3.6.2. Sistema de inyección-extracción de aire fresco:

a. Se dejarán rejillas en fachadas como tomas directas de aire fresco. El inquilino debe conectar sus ductos y maquinarias a dichas tomas.

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3.6.3. Sistema de Aire Acondicionado:

a. Se dejará la ruta para que el inquilino coloque su sistema de AC y sus previstas de cobre.

b. Se indicará en planos la ruta para que el inquilino instale su tubería de potencia y control.

c. **NO se permite la instalación de equipos de AC tipo minisplit.**

d. En caso que el inquilino desee instalar su propio sistema de aire acondicionado independiente al que se ofrece en el proyecto, todos los cambios técnicos y económicos que impacten correrán por su cuenta y deberán ser sometidos a aprobación ante la Administración

Al momento de realizar la remodelación por parte del inquilino, se debe de coordinar directamente con la administración de San Antonio Business Park.

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3.7. Sistema de Incendio

El edificio cuenta con sistema de supresión y de detección de incendio.

Sistema de supresión:

a. Prevista taponada de incendio en el nivel de la Finca Filial, según la tabla de capacidades. Es mandatorio que cada inquilino se conecte al sistema de rociadores del edificio.

Sistema de detección:

a. La Finca Filial cuenta con una conexión de señal de alarma del sistema de incendio al panel general del edificio. Cada inquilino debe conectar su sistema interno de detección a dicha conexión general mediante un **panel interno**, es responsabilidad del inquilino gestionar la homologación del sistema de alarmas del local con el sistema general del edificio, por medio del departamento de operaciones del edificio.

Es mandatorio para todos los locales contar con el sistema de detección y supresión de incendios, debidamente instalado y funcionando previo a la apertura del local. Ningún local podrá iniciar operaciones sin estar conectado debidamente a los sistemas de incendio.

3.8. Fachadas del edificio.

Queda terminantemente prohibido anclar, remachar, perforar, barrenar, clavar o dañar las fachadas de cualquier local. Las fachadas del edificio no se pueden alterar de ninguna manera.

SAN ANTONIO
BUSINESS PARK

4. PLANTA DE PREVISTAS ELECTROMECÁNICAS


1
1
2
2
4
3
3
6
5
5

EDIFICIO 1 - PLANTA NIVEL 1

1	Incendio 6"
2	Previstas Aguas negras 4", grasosas 2", ventilación 2" y condensado 2"
3	Previstas Aguas Potable 1"
4	Prevista Telecom (canasta 3 UTP/2coax) - Acometida Eléctrica (Ducto Barra 1000amp) - Detección Incendio
5	Previstas Aguas negras 4", grasosas 2", ventilación 2",condensado2" y toma incendios
6	Previstas 11 inodoros, 5 urinales.

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[redacted]

SAN ANTONIO
BUSINESS PARK


1
1
2
2
4
3
3
6
5
5

EDIFICIO 1 - PLANTA NIVEL 2

1	Incendio 6".
2	Previstas Aguas negras 4", grasosas 2", ventilación 2" y condensado 2".
3	Previstas Aguas Potable 1"
4	Prevista Telecom (canasta 3 UTP/2coax) - Acometida Eléctrica (Ducto Barra 1000amp) - Detección Incendio
5	Previstas Aguas negras 4", grasosas 2", ventilación 2",condensado2" y toma incendios.
6	Previstas 11 inodoros, 5 urinales.

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SAN ANTONIO

BUSINESS PARK



1
2
1
2
4
3
3
6
5
5

EDIFICIO 1 - PLANTA NIVEL 3-4-5

1	Previstas Aguas negras 4", grasosas 2", ventilación 2" e incendio 6".
2	Previstas Aguas negras 4" grasosas 2", ventilación 2" y condensado 2".
3	Previstas Aguas Potable 1"
4	Prevista Telecom (canasta 3 UTP/2coax) - Acometida Eléctrica (Ducto Barra 1000amp)
5	Previstas Aguas negras 4", grasosas 2", ventilación 2",condensado2" y toma incendios.
6	Previstas 11 inodoros, 5 urinales.

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[redacted]

SAN ANTONIO
BUSINESS PARK



1
2
1
2
4
3
3
6
5
5

EDIFICIO 1 - PLANTA NIVEL 6

1	Previstas Aguas negras 4", grasosas 2", ventilación 2" e incendio 6".
2	Previstas Aguas negras 4", grasosas 2", ventilación 2" y condensado 2".
3	Previstas Aguas Potable 1"
4	Prevista Telecom (canasta 3 UTP/2coax) - Acometida Eléctrica (Ducto Barra 1000amp)
5	Previstas Aguas negras 4", grasosas 2", ventilación 2",condensado2" y toma incendios
6	Previstas 11 inodoros, 5 urinales.

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[redacted]

5. NORMATIVA DE REMODELACIONES.

El local arrendado puede diseñarse de una manera libre, sin embargo existen condiciones, lineamientos, medidas de seguridad y restricciones las que se debe apegar con el fin de respetar el diseño de San Antonio Business Park, promoviendo. Una imagen limpia y elegante para el local y el proyecto.

Por los motivos anteriores es muy importante que todos los inquilinos se apeguen a este reglamento de manera responsable e íntegra para garantizar el bienestar y la correlación entre los inquilinos.

5.1. Regulaciones Generales.

5.1.1. *Información de sistemas del local.*

Portafolio Inmobiliario S.A. entregará al inquilino la información referente a acometidas y previstas eléctricas, mecánicas, telecomunicaciones, aire acondicionado, detección de incendio y plano arquitectónico en formato DWG del local **una vez firmado el contrato de venta.**
En caso de que surja algún tipo de duda respecto a cualquiera de los sistemas anteriores, se debe enviar la consulta por escrito mediante un SDI (solicitud de información) al Arquitecto Gustavo Rojas (grojas@portafolio.cr).

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5.1.2. Presentación de planos y acabados del local.

El inquilino debe de presentar los planos de la remodelación en formato DWG, en donde se entienda claramente la distribución del local con sus medidas y acabados.

Los planos de la remodelación y acabados internos deben de ser proporcionados a PORTAFOLIO INMOBILIARIO S.A., quien extenderá un documento escrito de aprobación de planos antes de iniciar los trabajos. El cliente debe de presentar planos arquitectónicos, estructurales, mecánicos y eléctricos debidamente firmados por el profesional responsable de cada área. Adjunto a los planos se debe presentar las Órdenes de Cambio que se requieran (ver puntos 2.1, 2.3, 2.4 y 2.6).

Los planos serán revisados por los consultores designados por Portafolio Inmobiliario S.A. y se darán indicaciones que deben de ser acatadas por el inquilino.

Una vez aprobados los planos con la inclusión de las correcciones, si fuera el caso, el inquilino debe enviar a las oficinas de Portafolio Inmobiliario un juego de planos impreso a ½ escala.

Todos los elementos utilizados en las remodelaciones deben de cumplir con los estándares mínimos de estética, calidad y armonía con el medio ambiente que circunda el local. Todos estos estándares son basados en criterios del desarrollador.

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5.1.3. Inicio de trabajos de remodelación.

Es responsabilidad del inquilino contar con el medidor temporal eléctrico para el inicio de remodelación.
No se podrá, por ningún motivo, tomar agua ni energía eléctrica que corresponda a otro local o a áreas comunes.
Previo al inicio de obras, todas las empresas de remodelación deben de presentar su póliza de riesgos laborales al día, en donde se incluyan todos los trabajadores que van a estar laborando en el proyecto. En caso de utilizar subcontratistas, éstos deben de presentar su respectiva póliza. Es responsabilidad del inquilino que sus contratistas estén al día con las pólizas. También deben de entregar el formulario de permiso de trabajo para enviarlo a operaciones. Deben cumplir con la asistencia a la charla de salud ocupacional y regulaciones del sistema constructivo pos-tensado expresadas en el Anexo Regulaciones Pos-tensado. **El cumplimiento de estas disposiciones es obligatorio.**

Todas las remodelaciones se deben realizar dentro del horario establecido por el desarrollador, el cual es sujeto a cambios, de lunes a viernes 6am a 5:30pm y los sábados de 6am a 12md. En cuanto el edificio empiece a operar, este horario puede variar.

El uso de los baños públicos está prohibido. Cada contratista de remodelación debe habilitar el baño del local o contar con una caseta sanitaria bajo llave en la obra para uso de sus empleados.

La basura producto de la remodelación debe de ser manejada directamente por cada contratista y por ningún motivo debe de ser dejada en los pasillos o cualquier lugar circundante al proyecto. Si algún contratista dejara basura en los alrededores

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del proyecto, el **inquilino arrendante** será multado con $150 (ciento cincuenta dólares americanos exactos) por evento.

Todos los trabajadores que participen en la adaptación y decoración de los locales estarán bajo la responsabilidad y cuenta directa del inquilino y actuarán bajo su dirección, dependencia y cargo y por lo tanto, cualquier tipo de obligaciones que se deriven de tal relación será por su cuenta.

5.1.4. *Proceso de construcción.*

Todos los equipos y materiales deben ser almacenados dentro de la Finca Filial, no se permiten bodegas externas. El inquilino es responsable de la seguridad dentro de su respectivo local.

La basura generada por los trabajos del local se debe almacenar dentro del mismo y debe ser retirada por los responsables de la remodelación.

El personal a cargo de una remodelación **solamente podrá permanecer en el local a remodelar.**

No se permite el uso del elevador público para acarrear materiales de ninguna índole. De igual forma, el personal de las remodelaciones debe utilizar las escaleras de emergencia para desplazarse.

Portafolio Inmobiliario S.A hará inspecciones periódicas para verificar que se esté cumpliendo lo aprobado en planos, sus observaciones y recomendaciones deben ser acatadas por el arrendatario.

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[redacted]

Si él o la consultora de Portafolio Inmobiliario S.A. prueba que el trabajo no se ha realizado a conformidad, éste tiene la potestad de parar una obra y hasta que dicha situación sea solucionada, se puede proseguir con la remodelación.

Se debe de informar a la administración de San Antonio Business Park con 3 días de anticipación la aplicación de productos que impliquen olores fuertes (ej. Thinner, selladores de concreto, catalizadores,etc). Deben de presentar la información técnica del material para tomar las previsiones pertinentes.

5.1.5. *Alteración de elementos estructurales.*

Queda terminantemente prohibido efectuar demoliciones o picar cualquier elemnto estructural del edificio.
El cumplimiento del anexo de pos-tensado es mandatorio.
No se pueden perforar, cortar, o alterar vigas, columnas, losas de entrepiso, contrapiso, muros estructurales, losas de techo, estructura de cubierta.

De no acatarse lo anterior, **Portafolio Inmobiliario S.A.** estará facultado para ordenar el paro total de los trabajos, hasta analizar las posibles consecuencias, deducir responsabilidades y en su caso, ordenar la reparación efectiva garantizada de los elementos dañados. **Además se multará económicamente al inquilino de acuerdo a la magnitud de los daños ocasionados.**

No se permitirá colgar de la estructura ningún elemento que pueda afectarla, solamente tirantes para soportar cielos falsos y colgantes de tubería de instalación.

[redacted]

En caso que el local requiera divisiones interiores, se permitirá fabricarlas en materiales livianos gypsum, durock, dens glass, madera) no se permiten divisiones en mampostería. Estas divisiones deben ser aprobadas por **Portafolio Inmobiliario S.A.**

Todos los trabajadores que participen en la remodelación del local, deben de seguir cualquier regulación adicional que el desarrollador considere pertinente.

5.2. Salud Ocupacional.

Todo el personal contratado para remodelar debe utilizar equipo de protección:

- Casco
- Chaleco
- Anteojos de seguridad
- Guantes
- Zapatos de seguridad.
- No se permite el ingreso en pantalones cortos, enaguas, camisas sin mangas o zapatos abiertos (sandalias) durante la etapa de remodelación.
- Los trabajos de remodelación se deben ejecutar únicamente durante el horario establecido por el proyecto.
- Está prohibido fumar dentro del edificio.
- Se deberá contar con un extintor dentro del local.
- Todo el personal deberá estar uniformado por medio de camisetas iguales o chalecos de seguridad con logo de la empresa, o casco.

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5.3. Permisos y patentes.

Cada remodelación deberá de tener su respectivo permiso de construcción municipal, por lo que **Portafolio Inmobiliario S.A.** No se hará responsable por multas o clausuras de obras.

5.4. Lineamientos de rotulación.

En caso de contar con rotulo, el mismo estará ajustado al espacio de precinta en la fachada principal del edificio. Todo rótulo debe de ser presentado a Portafolio Inmobiliario S.A. para su respectiva aprobación.
No se permite colocar cajas de luz como rótulos. La rotulación debe de ser compuesta por letras corpóreas.

Cualquier trabajador o contratista que incumpla esta normativa será retirado del proyecto. Los trabajos de remodelación no podrán realizarse si se incumple las normativas expuestas en este documento.

Cualquier sistema que no se indique en este documento no se incluye en la entrega de la finca filial.

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[redacted]


SAN ANTONIO
BUSINESS PARK

+506 4564-5392
email@sanantoniobusiness.com

Desarrolla

PORTAFOLIO
INMOBILIARIO

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SAN ANTONIO
BUSINESS PARK

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[redacted]

Asignación de Espacios Sótano

El archivo "2017-09SET-22-T2 Asignación de parqueos" muestra los parqueos que se le van a asignar al cliente para la segunda etapa.



80 Espacios asiganados T2

80 Espacios Asignados T1

154 Espacios Disponibles

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Exhibit F:
Construction Schedule

WBS	Task	Beginning	Conclusion
1	SAN ANTONIO BUSINESS PARK	1/11/2017	28/9/2018
1.1	START	1/11/2017	1/9/2018
1.2	EARTH WORK	1/11/2017	12/23/2017
1.3	INFRASTRUCTURE WORKS 1	5/4/2018	3/10/2018
1.4	FOUNDATION CONSTRUCTION	2/1/2018	5/3/2018
1.5	BASEMENT	2/1/2018	15/06/2018
1.6	GRAY WORK FIRST FLOOR	15/1/2018	25/04/2018
1.8	GRAY WORK SECOND FLOOR	9/3/2018	17/05/2018
1.9	GRAY WORK THIRD FLOOR	29/03/2018	15/6/2018
2	GRAY WORK FOURTH FLOOR	17/04/2018	15/06/2018
2.1	GRAY WORK FIFTH FLOOR	4/5/2018	12/7/2018
2.2	WATER TIGHT (THIRD AND FOURTH FLOOR)	31/07/2018	15/06/2018
2.3	ROOF STRUCTURE	23/05/2018	2/8/2018
2.4	WINDOWS	20/11/2017	14/9/2018
2.6	INTERNAL FINISHES	17/04/2018	28/9/2018
2.7	PROJECT CONCLUSION	1/11/2017	28/9/2018

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Exhibit G
Additional Representations and Warranties in the Transfer Public Deed

La Vendedora declara que las Fincas Filiales deben entenderse en conjunto como: (i) la totalidad de los derechos que comprende la propiedad inmueble debidamente inscrita a nombre de la Vendedora en relación con las Fincas Filiales; (ii) las mejoras y edificaciones localizadas en cada inmueble a esta fecha; (iii) los derechos, toda clase de servidumbres, permisos o privilegios otorgados a favor de la propiedad, así como cualquier permiso, aprobaciones, autorización, licencias, planos y visados para el desarrollo y construcción que hayan sido gestionados y otorgados por las autoridades gubernamentales y privadas correspondientes sobre las Fincas Filiales; (iv) la totalidad de los derechos, permisos, autorizaciones, usos de suelo, aprobaciones, concesiones, prerrogativas, licencias y visados, que le hayan sido otorgados a la Vendedora por cualquier autoridad gubernamental y privada, necesarias para el ejercicio del derecho de uso y disfrute de las Fincas Filiales, de conformidad con los acuerdos privados vigentes, en caso de que existan, y con la normativa vigente. Lo anterior comprende, sin limitarse a ello, documentos emitidos por la Municipalidad, Ministerio de Ambiente y Energía, Secretaría Técnica Nacional Ambiental (SETENA), Instituto Nacional de Vivienda y Urbanismo, Ministerio de Salud, Ministerio de Obras Públicas y Transportes, Colegio Federado de Ingenieros y Arquitectos, si los hubiere y siempre que se refieran únicamente a las Fincas Filiales; (v) la totalidad de los registros y expedientes de las Fincas Filiales; (vi) toda participación en propiedad común, derechos y demás intereses tutelados que sean pertinentes a las Fincas Filiales que se traspasan, todo de conformidad con la descripción legal vigente e inscrita del Condominio del cual es parte, (vii) el correspondiente derecho de uso exclusivo de un total de 421 espacios de estacionamiento localizados dentro de las instalaciones del Condominio y distribuidos de la siguiente forma: ____________ [a ser completado al momento de la firma de la escritura]. Dichos espacios de estacionamiento corresponden a área común del Condominio, y su uso fue debidamente establecido como exclusivo a favor de las Fincas Filiales mediante Asamblea de Condóminos celebrada el día _____________, la cual fue debidamente celebrada y (viii) el correspondiente derecho de uso exclusivo de las siguientes áreas comunes: _____________. Dichas áreas fueron debidamente asignadas como área común de uso restringido a favor de las Fincas Filiales mediante Asamblea de Condóminos celebrada el día _____________, la cual fue debidamente celebrada.

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La Vendedora declara que las Fincas Filiales pueden traspasarse sin ningún impedimento legal, por virtud de lo cual la presente compraventa se realiza: (i) Libre de anotaciones, gravámenes, cargas, reclamos, demandas, obligaciones, compromisos, pasivos, arrendamientos y derechos de terceros de cualquier naturaleza, salvo los que se describen a continuación: (a) servidumbre trasladada, citas: _________________, (b) [las que se crean por la constitución del Condominio], siendo que la Vendedora garantiza que dichas servidumbres no impiden el goce y disfrute de las Fincas Filiales; (ii) Libre de embargos de cualquier índole o naturaleza o anotaciones de embargo, garantías legales y garantías hipotecarias de cualquier grado, salvo los descritos anteriormente. Las Fincas Filiales no son parte, ni se encuentran sujetas a órdenes, resoluciones, decretos, estipulaciones o consentimiento de ninguna entidad judicial o administrativa; (iii) Al día con los cargos por servicios públicos y todos los pagos por impuestos y tasas correspondientes al día, ya sean municipales, nacionales o cualquier otro impuesto, tasa, canon u obligación del que sea objeto por las autoridades tributarias costarricenses y al día con la cuota de mantenimiento del Condominio y pagos relacionados; (iv) Libre de servidumbres de hecho o de derecho o de cualquier otra naturaleza, salvo las descritas anteriormente, y de limitaciones y restricciones, así como libre de usurpadores u ocupantes, de cualquier clase; (v) Libre de litigios pendientes de ninguna naturaleza; (vi) Libre de promesas u opciones, así como de contratos privados independientemente de su naturaleza, excepto por aquellos contratos existentes entre la Compradora y la Vendedora; (vii) La sociedad Vendedora no ha incurrido ni ha permitido, ni tiene conocimiento de que se haya incurrido o permitido, en ningún tipo de violación a provisiones, acuerdos, restricciones, condiciones, reglamentos o regulaciones de cualquier naturaleza que afecten las Fincas Filiales, particularmente y sin limitarse al Reglamento Interno de Operación del Parque y de Zona Franca, en su texto actual, y el Reglamento de Condominio y Administración del Condominio ___________. Particularmente, el status de Zona Franca de las Fincas Filiales se encuentra al día y en perfecto estado de cumplimiento con todos los requisitos legales y físicos inherentes al mismo status de Zona Franca, y que no existe ningún procedimiento pendiente que pudiera eventualmente anular, revocar, reducir o de alguna manera afectar dicho status, todo de conformidad con las regulaciones y Contrato de Operación vigentes y aplicables; (viii) No hay obligaciones relacionadas con el pago del precio que se deriven del presente traspaso y que puedan de alguna manera gravar las Fincas Filiales; (ix) La compraventa aquí realizada no es de ninguna manera una forma de traspaso preferencial hecho con el propósito de estorbar, retrasar o defraudar a los acreedores de la sociedad Vendedora; (x) Los representantes de la sociedad Vendedora han sido debidamente autorizados, y poseen facultades suficientes para este acto, así como para realizar las representaciones y manifestaciones que hacen en este acto en nombre de su

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representada; (xi) La presente transacción no requiere de la aprobación ni consentimiento de los socios de la sociedad vendedora, o bien, caso de que así lo requiera, ésta ha sido debidamente obtenida. En general, todos y cualquier consentimiento de terceras personas que pudieran ser necesarios para la validez o eficacia de esta transacción han sido obtenidos; (xii) Durante todo el tiempo que ha sido titular del derecho de propiedad sobre las Fincas Filiales (y anteriormente la finca que dio origen al Condominio), la sociedad vendedora no ha traspasado ninguna porción de las Fincas Filiales, no ha ejecutado ningún acto, así como tampoco lo ha permitido por parte de un tercero, que pueda de alguna manera afectar la descripción legal del inmueble, particularmente y sin limitarse a los límites de la propiedad; (xiii) La totalidad de la información brindada por la sociedad Vendedora a la sociedad Compradora sobre las Fincas Filiales, así como las circunstancias de hecho o de derecho que la afectan es exacta, veraz y correcta; (xiv) las Fincas Filiales y el Condominio del que son parte, han cumplido a cabalidad y se encuentran en cumplimiento los compromisos y obligaciones ambientales derivados de los permisos y viabilidad ambiental otorgada. Asimismo, no ha habido ni hay al día de hoy violación alguna de los compromisos ambientales particulares, ni de las regulaciones o normativa ambiental vigente y aplicable a las Fincas Filiales ni su administración; (xv) La sociedad Vendedora no se encuentra en proceso de quiebra, insolvencia o administración judicial, y ningún acreedor ha iniciado procedimiento semejante, ni ha admitido de ninguna manera insuficiencia de flujos para atender sus obligaciones, ni ha hecho ningún tipo de compromiso para pagar deudas que puedan involucrar a las Fincas Filiales o sus derechos relacionados; (xvi) Que el Estado no ha iniciado gestiones formales de expropiación, total o parcial, que llegue a afectar las Fincas Filiales y que no tiene conocimiento de la posibilidad de una expropiación total o parcial de las Fincas Filiales;

Garantías y representaciones recíprocas referentes a la normativa vigente, regímenes de condominio y Zona Franca aplicables a la Finca. La compañía ALIGN, en calidad de nuevo propietario de las Fincas Filiales, por una parte, y por la otra, BBC, en su condición de vendedora de las Fincas Filiales y Administrador de la Zona Franca, por medio de sus respectivos representantes manifiestan: **(a)** Que conocen y aceptan las obligaciones, deberes, compromisos, derechos, condiciones, estipulaciones, restricciones y contenido derivados de la normativa y regulaciones vigentes y aplicables a esta fecha a las Fincas Filiales que adquieren y venden respectivamente en este acto, por cuanto garantizan recíprocamente y de manera irrevocable su cumplimiento y observancia, particularmente, y sin limitarse a, las siguientes: **i.** Ley Reguladora de la Propiedad en Condominio, Ley número siete mil doscientos treinta y tres del veintiocho de octubre de mil novecientos noventa y nueve, publicada en La Gaceta

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número doscientos veintinueve del veinticinco de noviembre de mil novecientos noventa y nueve, y sus reformas. **ii.** Reglamento a la Ley Reguladora de la Propiedad en Condominio, Decreto Ejecutivo número treinta y dos mil trescientos tres – MIVAH-MEIC-TUR del dos de marzo de dos mil cinco, publicado en La Gaceta número setenta y cuatro del diecinueve de abril del año dos mil cinco. **iii.** Reglamento de Condominio y Administración del Condominio indicado, inscrito en el Registro Público de la Propiedad según documento presentado al tomo dos mil diecisiete, asiento _____________, consecutivo cero uno, bajo la cédula de persona jurídica número tres- ciento nueve- _____________. **iv.** Ley de Régimen de Zonas Francas, Ley número siete mil doscientos diez del veintitrés de noviembre de mil novecientos noventa, publicada en La Gaceta número novecientos treinta y ocho del catorce de diciembre de mil novecientos noventa y sus reformas. **v.** Reglamento de la Ley de Régimen de Zonas Francas, Decreto Ejecutivo número treinta y cuatro mil setecientos treinta y nueve- COMEX-H, publicado en el alcance número treinta y cinco de La Gaceta número ciento ochenta y uno del diecinueve de setiembre del año dos mil ocho y sus reformas. **vi.** Ley General de Aduanas, Ley número siete mil quinientos cincuenta y siete del veinte de octubre de mil novecientos noventa y cinco, publicada en La Gaceta número doscientos doce del ocho de noviembre de mil novecientos noventa y cinco, y sus reformas. **vii.** Reglamento de la Ley General de Aduanas, Decreto Ejecutivo número veinticinco mil novecientos setenta- H del catorce de junio de mil novecientos noventa y seis, publicado en La Gaceta número treinta y siete del veintiocho de junio de mil novecientos noventa y seis, y sus reformas. **viii.** Ley General de Salud, Ley número cinco mil trescientos noventa y cinco del treinta de octubre de mil novecientos setenta y tres, publicada en La Gaceta número doscientos veintidós del veinticuatro de noviembre de mil novecientos setenta y tres, y sus reformas. **ix.** Reglamento Interno de Operación del Parque. Las obligaciones aquí contraídas por las partes, le son aplicables a sus empleados, agentes, trabajadores directos o indirectos, contratistas y subcontratistas, representantes y otros terceros que ingresen al parque por motivo de nexo laboral o relación contractual con las Partes.

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Exhibit H:
Form of the Promissory Notes

PROMISSORY NOTE

The undersigned, _____________ and _____________, acting as **representatives** of the company **BELEN BUSINESS CENTER CR, S.A.** (hereinafter the "Borrower"), company domiciled, organized and existing in accordance to the laws of the Republic of Costa Rica, domiciled ___________, with corporate card number _________, (the "Debtor"), by means of this Promissory Note, promises to unconditionally pay to the order of ____________ (hereinafter the "Creditor"), company domiciled, organized and existing in accordance to the laws of the Republic of Costa Rica, legal entity identification number ________, with domicile in ________, the amount of __________ (US$__________), legal currency of the United States of America (hereinafter "Dollars"), on November 30, 2018 (the "Term"). The debt shall not bear a regular interest. Payments to principal shall be made by the Debtor at the address of the Creditor or any other place or account that the Creditor may determine. The amount of this Note shall be paid free and clear of any withholding or deductions due to taxes, levies, expenses or restrictions, present or future, imposed by any Costa Rican or foreign authority. Such payments shall be assumed by Debtor. Lack of timely payment of principal agreed on shall entitle the Creditor to consider this debt due and payable in full earlier, with no need of requirement or intimation, and file for summary collection thereof. The Creditor shall have the right to allocate any payments received from Debtor. PORTAFOLIO INMOBILIARIO, S.A. a company domiciled, organized and existing in accordance to the laws of the Republic of Costa Rica, domiciled ___________, with corporate card number _________, represented in this act by ____________, acting as ___________, hereby constitute the company as a Guarantor of the debt herein and ____________ (the "Guarantor"). The Debtor and Guarantors waive their domicile, any payment requirements and protest proceedings for lack of payment. This promissory note shall be governed by and construed under the laws and jurisdiction of the Republic of Costa Rica. For purposes of articles 20 and 22 of The Judicial Service Law, Debtor and Guarantor specify the following domicile for service of process: Costa Rica, San Jose, Pozos, Lindora, Via Lindora Commercial Center, BLP Building, 4th floor, attention Vivian Liberman. In witness whereof, we sign at San José, Costa Rica on _____ _____, _____.

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_____________ (DEBTOR)

By: ________________________

Name: ________________________

_____________ (DEBTOR)

By: ________________________

Name: ________________________

_____________ (GUARANTOR)

By: ________________________

Name: ________________________

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Exhibit I:
Wire Transfer Instructions
(attached)

Banco:	STANDARD CHARTERED BANK
Numero de Aba:	026002561 SWIFT: SCBLUS33
Dirección del Banco:	One Madison Avenue , New York , N.Y. 10010-3603
Beneficiario:	BANCA PROMERICA, S.A.
Dirección Beneficiario:	Escazú, San José. Costa Rica.
Numero de Cuenta:	* 3544021633001*
Para futuro crédito a:	Belén Business Center CR, S.A.
Dirección:	Escazú, Costa Rica. Avenida Escazú, Torre 1, Piso Nº5
Numero de Cuenta:	4-000-848272

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